                                                                Exhibit 4.4(b)

                           PRINCIPAL FINANCIAL GROUP
                                    PROTOTYPE
                                       FOR
                                 SAVINGS PLANS

                      THIS IS A 401(k) PROFIT SHARING PLAN.
________________________________________________________________________________
________________________________________________________________________________

                               ADOPTION AGREEMENT
                                   NONSTANDARD

                             IRS SERIAL NO. K305394a

                         ADOPTION AGREEMENT PLAN NO. 001
                       TO BE USED WITH BASIC PLAN NO. 02

                            APPROVED: AUGUST 7, 2001
                                      103


                        [PRINCIPAL FINANCIAL GROUP LOGO]

                        PRINCIPAL LIFE
                        INSURANCE COMPANY
                        DES MOINES, IA 50392-0001

        INTERNAL REVENUE SERVICE                                                     Department of the Treasury
        ------------------------                                                     --------------------------
Plan Description: Prototype Non-standardized Profit Sharing Plan with CODA

FFN: 50307440002-001 Case: 200000174 EIN: 42-0127290                             Washington, DC 20224
Letter Serial No: K305394a
                                                                                 Contact Person: Ms. Arrington 50-00197
        PRINCIPAL LIFE INSURANCE CO
                                                                                 Telephone Number: (202) 283-8811

        710 9TH STREET                                                           In Reference to: T:EP:RA:T2

        DES MOINES, IA 50309                                                     Date: 08-07-2001

Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to Employee Plans Determination in Cincinnati at the address specified in section 9.11 of Rev. Proc. 2000-20, 2000-6 I.R.B. 553.

This letter considers the changes in qualifications requirements made by the Uruguay Round Agreements Act (GATT), Pub. L. 103-465, the Small Business Job Protection Act of 1996, Pub. L. 104-188, the Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353, the Taxpayer Relief Act of 1997, Pub. L. 105-34, the Internal Revenue Service ReStructuring and Reform Act of 1998, Pub. L. 105-206 and the Community Renewal Tax Relief Act of 2000, Pub.
L. 106-554. These laws are referred to collectively as GUST.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). However, an employer that adopts this plan may rely on this letter with respect to the qualification of its plan under Code section 401(a), as provided for in Announcement 2001-77, 2001-30 I.R.B. and outlined below. The terms of the plan must be followed in operation.

Except as provided below, our opinion does not apply with respect to the requirements of: (a) Code sections 401(a)(4), 401(a)(26), 401(1), 410(b) and
414(s). Our opinion does not apply for purposes of Code section 401(a)(10)(B) and section 401(a)(16) if an employer ever maintained another qualified plan for one or more employees who are covered by this plan. For this purpose, the employer will not be considered to have maintained another plan merely because the employer has maintained another defined contribution plan(s), provided such other plan(s) has been terminated prior to the effective date of this plan and no annual additions have been credited to the account of any participant under such other plan(s) as of any date within the limitation year of this plan. Likewise, if this plan is first effective on or after the effective date of the repeal of Code section 415(e), the employer will not be considered to have maintained another plan merely because the employer has maintained a defined benefit plan(s), provided the defined benefits plan(s) has been terminated prior to the effective date of this plan. Our opinion also does not apply for purposes of Code section 401(a)(16) if, after December 31, 1985, the employer maintains a welfare benefit fund defined in Code section 419(e), which provides postretirement medical benefits allocated to separate accounts for key employees as defined in Code section 419A(d)(3).

PRINCIPAL LIFE INSURANCE CO
FFN: 50307440002-001
Page 2


Our opinion applies with respect to the requirements of Code section 410(b) if 100 percent of all nonexcludable employees benefit under the plan. Employers that elect a safe harbor allocation formula and a safe harbor compensation definition can also rely on an opinion letter with respect to the nondiscriminatory amounts requirement under section 401(a)(4) and the requirements of sections 401(k) and 401(m) (except where the plan is a safe harbor plan under section 401(k)(12) that provides for the safe harbor contribution to be made under another plan).

An employee that elects to continue to apply the pre-GUST family aggregation rules in years beginning after December 31, 1996, or the combined plan limit of section 415(e) in years beginning after December 31, 1999, will not be able to rely on the opinion letter without a determination letter. The employer may request a determination letter by filing an application with Employee Plans Determination on Form 5307, Application for Determination for Adopters of Master of Prototype or Volume Submitter Plans.

If you, the master or prototype sponsor, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsor. Individual participants and/or adopting employers with questions concerning the plan should contact the master or prototype sponsor. The plan's adoption agreement must include the sponsor's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                                    Sincerely yours,

                                    Paul T. Shultz


                                    Director
                                    Employee Plans Rulings & Agreements

                                TABLE OF CONTENTS

A.   ADOPTION AGREEMENT                                           1
B.   EMPLOYER                                                     1
C.   PLAN NAME                                                    1

D.   EFFECTIVE DATE                                               1
E.   YEARLY DATE                                                  2
F.   FISCAL YEAR                                                  2

G.   NAMED FIDUCIARY                                              2
H.   PLAN ADMINISTRATOR                                           2
I.   PREDECESSOR EMPLOYER AND PRIOR EMPLOYER                      3

J.   ELIGIBLE EMPLOYEE                                            4
K.   HIGHLY COMPENSATED EMPLOYEE AND TESTING METHODS              6
L.   ENTRY REQUIREMENTS                                           7

M.   ENTRY DATE                                                   9
N.   PAY                                                          10
O.   ELECTIVE DEFERRAL CONTRIBUTIONS                              12

P.   MATCHING CONTRIBUTIONS                                       17
Q.   OTHER EMPLOYER CONTRIBUTIONS AND FORFEITURES                 19
R.   NET PROFITS AND CONTRIBUTION REQUIREMENTS                    26

S.   CONTRIBUTION MODIFICATIONS                                   27
T.   VOLUNTARY CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS           28
U.   INVESTMENTS                                                  30

V.   VESTING PERCENTAGE                                           33
W.   VESTING SERVICE                                              35
X.   EQUIVALENCIES                                                36

Y.   WITHDRAWAL BENEFITS                                          37
Z.   RETIREMENT AND THE START OF BENEFITS                         38
AA.  FORMS OF DISTRIBUTION FOR RETIREMENT BENEFITS                41

AB.  ADOPTING EMPLOYERS                                           42

PRINCIPAL FINANCIAL GROUP PROTOTYPE FOR SAVINGS PLANS

ADOPTION AGREEMENT - NONSTANDARDIZED FORM

(Use black ink to complete the Adoption Agreement.)

A. This ADOPTION AGREEMENT together with the PRINCIPAL FINANCIAL GROUP PROTOTYPE BASIC SAVINGS PLAN constitutes (Select (1), (2), or (3).)


      1)    [ ] a new plan.


      2) [X] a restatement of an existing plan (and trust). Such existing plan was qualifiable under 401(a) of the Internal Revenue Code. The provisions of this restatement are effective on January 1, 1997. This is the RESTATEMENT DATE. (Select if not currently on this Plan No. 001, Basic Plan No. 02 with the approval date shown on the cover page.)


      3)    [ ] Amendment No.    to the Plan. It replaces all prior amendments
            to the Plan and the first Adoption Agreement. The provisions of this
            amendment are effective on          . (Select if currently on this
            Plan No. 001, Basic Plan No. 02 with the approval date shown on the cover page.)

B. The terms we, us, and our, as they are used in this Plan, refer to the EMPLOYER.

      We, Equity One, Inc.______________________________________________________
      __________________________________________________________________________
      are the Employer.  (Fill in exact legal name.)


C.    The PLAN NAME is Equity One, Inc. Savings & Retirement Plan. _____________
      __________________________________________________________________________
      (For example: ABC, Inc. 401(k) Savings Plan.)

D. The Plan's original effective date is October 10, 1991. This is the EFFECTIVE DATE.

                                              Annuity Contract No. GA __________

E. The YEARLY DATE is the first day of each Plan Year. (Fill in the Effective Date. If this is not a new plan and the Yearly Date has changed more than once, fill in any Yearly Date that is not later than the Restatement Date or amendment effective date.)

      The Yearly Date is October 10, 1991 and (Select one.)

      1)    [ ] the same day of each following year.

      2)    [X] each following January 1. (The first Plan Year is short.)

      3)    [ ] (a) each following __________________through

            (b) ___________________________________  and

            (c) each following ____________________. (A later Plan Year is short. Complete (a) using the same month and day as in Yearly Date above, (b) using the same month and day as in (a) and the calendar year in which the short Plan Year begins, and (c) using the first day of the new Plan Year.)

      If the first date in Item E is after the Effective Date, Yearly Dates before the first date in Item E above shall be determined under the provisions of the (Prior) Plan before that date.

F. The FISCAL YEAR is our taxable year and ends on December 31. (Month and day.)

G.    We are the NAMED FIDUCIARY, unless otherwise specified in (1) below.

      1)    [ ] ________________________________________________________________
            is the Named Fiduciary. (Principal Life Insurance Company cannot be named.)


H.    We are the PLAN ADMINISTRATOR, unless otherwise specified in (1) below.

      1)    [ ] ________________________________________________________________
            is the Plan Administrator. (Principal Life Insurance Company cannot be named.)

            If (1) is selected, complete the address, phone number, and tax filing number of the Plan Administrator.

            Address ____________________________________________________________
                    ____________________________________________________________
                    ____________________________________________________________

            Phone No. _____________________ Tax Filing No. _____________________

                                              Annuity Contract No. GA __________

I.    PREDECESSOR EMPLOYER AND PRIOR EMPLOYER.

      1) A PREDECESSOR EMPLOYER is a firm of which we were once a part (e.g., due to a spinoff or a change of corporate status) or a firm absorbed by us because of a merger or acquisition (stock or asset, including a division or an operation of such company). No selections are needed for a Predecessor Employer which maintained this Plan since the Employer is defined as including such Predecessor Employer, and service with the Employer would therefore include service with such Predecessor Employer.

            a) [X] (Select if you wish to count service or pay with a Predecessor Employer which did not maintain this Plan.) A Predecessor Employer which did not maintain this Plan is deemed to be the Employer for purposes of determining: (Select at least one.)

                  i)    [ ] Entry Service

                  NOTE: The Entry Date for an employee of such Predecessor Employer shall be the earliest Entry Date on or after he has both met the entry requirements and is an Eligible Employee.

                  ii)   [X] Vesting Service

                  iii) [ ] Hours of Service required to be eligible for an Employer Contribution

                  iv)   [ ] Pay


            b) [X] (Select if service must be continuous.) Service with or pay from such Predecessor Employer shall be counted only if service continued without interruption.

            c) [X] (Select if Self-employed Individual's service and pay is to be counted.) Service with or pay from such Predecessor Employer shall include service or pay while a sole proprietor or partner.

            d) [X] (Select if not counted for all such Predecessor Employers.) Service with or pay from such Predecessor Employer shall be counted only as to a Predecessor Employer which (Select (i), (ii), or both.)

                  i) [ ] maintained a qualified pension or profit sharing plan (or)

                  ii)   [X] is named below: (Exact legal name(s).)

                        Moneyline Mortgage, Inc.________________________________
                        ________________________________________________________
                        ________________________________________________________

                                              Annuity Contract No. GA __________

      2) A PRIOR EMPLOYER is an Employee's last employer immediately prior to us which is not a Predecessor Employer or a Controlled Group member, but for which service credit is granted under the Plan. Service with such Prior Employer shall be counted only if service continued without interruption.

            a) [ ] (Select if you wish to count service with a Prior Employer.) The following are Prior Employers for which service credit is granted under the Plan: (Exact legal name(s).)

                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________


            b) Service with such Prior Employer shall be counted for purposes of determining: (If (a) above is selected, select (i), (ii), or both.)

                  i)    [ ] Entry Service

                  NOTE: The Entry Date for an employee of such Prior Employer shall be the earliest Entry Date on or after he has both met the entry requirements and is an Eligible Employee.

                  ii)   [ ] Vesting Service


J.    An ELIGIBLE EMPLOYEE is (Select (1) or (2).)


      1)    [X] an Employee of ours or of an Adopting Employer (See Item AB.).


      2) [ ] an Employee of ours or of an Adopting Employer (See Item AB.), provided the Employee meets the requirement(s) selected below. (Select requirement(s) in (a)-(e) that apply. Selections may affect testing done to determine if the minimum coverage requirement of Code Section 410(b) is met, unless otherwise indicated.)

            a)    [ ] Employed in the following employment classification:
                  (Select at least one.)

                  i)    [ ] Paid on a salaried basis

                  ii)   [ ] Paid on a commission basis

                  iii)  [ ] Paid on an hourly basis

                                              Annuity Contract No. GA __________

                  iv) [ ] Represented for collective bargaining purposes by (Select A or B.)

                        A.    [ ] any bargaining unit

                        B.    [ ] specific bargaining unit named below:

                              __________________________________________________
                              __________________________________________________


                  v) [ ] Not represented for collective bargaining purposes by (Select A or B.)

                        A. [ ] any collective bargaining agreement between us and employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in section 1.410(b)-9 of the regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of ours. (This exclusion does not affect coverage testing.)

                        B.    [ ] a specific bargaining unit named below:

                              __________________________________________________
                              __________________________________________________

                              (This exclusion does not affect coverage testing if requirements in (a)(v)A above are met.)

                  vi)   [ ] Not a nonresident alien, within the meaning of Code
                        Section 7701(b)(1)(B), who receives no earned income, within the meaning of Code Section 911(d)(2), from us which constitutes income from sources within the United States, within the meaning of Code Section 861(a)(3), or who receives such earned income but it is all exempt from income tax in the United States under the terms of an income tax convention. (This exclusion does not affect coverage testing.)

                  vii)  [ ] Not a Leased Employee.


                  viii) [ ] Not an Employee who became an Employee as the result of a Code Section 410(b)(6)(C) transaction. These Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A Code Section 410(b)(6)(C) transaction is an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a trade or business. (This exclusion does not affect coverage testing.)

                                              Annuity Contract No. GA __________

                  ix) [ ] Not an Employee considered by us to be an independent contractor, or the employee of an independent contractor, who is later determined by the Internal Revenue Service to be an Employee.


            b) If more than one employment classification is selected in (a) above, the Employee must meet (Select (i) or (ii).)

                  i)    [ ] all of the employment classifications selected.

                  ii)   [ ] any one of the employment classifications selected.


            c) [ ] Not covered under any other qualified (Select (i), (ii), or both.)

                  i)    [ ]profit sharing plan (or)

                  ii)   [ ] pension plan

                  to which we contribute.


            d) [ ] Employed at the following location(s) or division(s) or in the following position(s) or classification(s): (List those to be included.)

                  ______________________________________________________________
                  ______________________________________________________________

            e) [ ] Not employed at the following location(s) or division(s) or in the following position(s) or classification(s): (List those to be excluded. Cannot impose a service-based exclusion such as part-time employees.)

                  ______________________________________________________________
                  ______________________________________________________________


K.    HIGHLY COMPENSATED EMPLOYEE AND TESTING METHODS.

      1) HIGHLY COMPENSATED EMPLOYEE. The definition of Highly Compensated Employee in Plan Section 1.02 is modified below. (Select any that apply.)

            a) [ ] TOP-PAID GROUP ELECTION. (Select if you wish to limit the number of Highly Compensated Employees based on compensation to the top-paid group.) In determining who is a Highly Compensated Employee, we make a top-paid group election. The effect of this election is that an Employee (who is not a 5-percent owner at any time during the determination year or the look-back year) with compensation in excess of $80,000 (as adjusted) for the look-back year is a Highly Compensated Employee only if the Employee was in the top-paid group for the look-back year.

                                              Annuity Contract No. GA __________

          b) [ ] CALENDAR YEAR DATA ELECTION. (Select if you wish to change the look-back year for compensation determination. This election has no effect if the Plan Year begins on January 1.) In determining who is a Highly Compensated Employee (other than as a 5-percent owner), we make a calendar year data election. The effect of this election is that the look-back year is the calendar year beginning with or within the look-back year.

          NOTE: These elections must apply consistently to the determination years of all plans of yours except as provided in the definition of Highly Compensated Employee in Plan Section 1.02.

     2) TESTING METHODS. This Plan shall use the prior year testing method for purposes of the ADP and ACP Tests, unless otherwise specified in (a) below.

          a) [ ] (Must be selected if 401(k) Safe Harbor Plan.) This Plan shall use the current year testing method for purposes of the ADP and ACP Tests.

               NOTE: The Plan cannot change from the current year testing method to the prior year testing method for a Plan Year unless (i) the Plan has been using the current year testing method for the preceding five Plan Years or, if less, the number of Plan Years the Plan has been in existence or (ii) the Plan otherwise meets one of the conditions specified in Internal Revenue Service Notice 98-1 (or superseding guidance) for changing from the current year testing method.

          b) If this is not a successor plan and the Plan is using the prior year testing method, for the first Plan Year this Plan permits any Member to make Elective Deferral Contributions, the prior year's Nonhighly Compensated Employees' ADP, as defined in Plan
               Section 3.07, shall be three percent, unless otherwise specified in (i) below.

               i) [ ] (Cannot be used with (a) above.) The Plan Year's ADP, as defined in Plan Section 3.07, shall be used for the Nonhighly Compensated Employees' ADP.

          c) If this is not a successor plan and the Plan is using the prior year testing method, for the first Plan Year this Plan permits any Member to make Voluntary Contributions, provides for Matching Contributions, or both, the prior year's Nonhighly Compensated Employees' ACP, as defined in Plan Section 3.07, shall be three percent, unless otherwise specified in (i) below.

               i) [ ] (Cannot be used with (a) above.) The Plan Year's ACP, as defined in Plan Section 3.07, shall be used for the Nonhighly Compensated Employees' ACP.

L.   ENTRY REQUIREMENTS.

     1)   SERVICE REQUIRED to become an Active Member: (Select (a) or (b).)

          a)   [X] Service is not required.

                                              Annuity Contract No. GA __________

          b) [ ] Service requirement is (Select (i), (ii), or (iii). Up to one year may be used, 6 months if Entry Date is Yearly Date.)

               i)   [ ] one year.

               ii) [ ] _____ months. (Up to 12. Only available if (2)(a) below is selected.)

               iii) [ ] _____ days. (Up to 120. Only available if (2)(a) below is selected.)

     2) ENTRY SERVICE, subject to the provisions of Plan Section 1.02, shall be determined as follows: (Select (a) or (b) if service is required for entry.)

          a) [ ] ELAPSED TIME METHOD. Entry Service is the total of an Employee's Periods of Service without regard to Hours of Service.

          b) [ ] HOURS METHOD. A year of Entry Service is an Entry Service Period in which an Employee has at least 1,000 Hours of Service, unless otherwise specified in (i) below.

               i)   [ ] _____ (Up to 999.) Hours of Service.

               ii) CREDITING DATE. A year of Entry Service shall be credited at the end of the Entry Service Period, unless otherwise specified in A below.

                    A. [ ] A year of Entry Service shall be credited when the Employee has reached the specified number of Hours of Service during the Entry Service Period.

               iii) ENTRY SERVICE PERIOD is the consecutive 12-month period beginning on an Employee's Hire Date and the consecutive 12-month period ending on the last day of each following Plan Year, unless otherwise specified in A below. Following Plan Years shall include all Plan Years that begin after his Hire Date. (See Plan Section 1.02 for the crediting of Entry Service during the first two periods.)

                    A. [ ] An Entry Service Period is the consecutive 12-month period beginning on an Employee's Hire Date and each following consecutive 12-month period beginning on an anniversary of that Hire Date.

               iv) An ENTRY BREAK, when the hours method is used, is an Entry Service Period in which an Employee is credited with not more than one-half of the Hours of Service required for a year of Entry Service, unless otherwise specified in A below.

                    A. [ ] _____ or fewer Hours of Service. (Fill in up to 500 hours but less than hours required for a year of Entry Service.)

                                              Annuity Contract No. GA __________

     3)   AGE REQUIRED to become an Active Member: (Select (a) or (b).)

          a)   [ ] A minimum age is not required.

          b) [X] An Employee must be 21 or older. (Not over age 21, 20 1/2 if Entry Date is Yearly Date.)

     4) [ ] DUAL ELIGIBILITY. (Only available if (1)(b) or (3)(b) above is selected. Cannot be used with Item O(8) or (9).) The service and age requirements selected in (1)(b) and (3)(b) above shall not apply for purposes of Elective Deferral Contributions. For purposes of Elective Deferral Contributions, an Employee shall first become an Active Member (begin active participation in the Plan) on the earliest Entry Date selected in Item M on which he is an Eligible Employee, unless otherwise specified in (a) below.

          a) [ ] IMMEDIATE ENTRY FOR ELECTIVE DEFERRALS. (Cannot be used with Items M(5) or O(7).) For purposes of Elective Deferral Contributions, an Employee shall first become an Active Member (begin active participation in the Plan) on the earliest date on which he is an Eligible Employee. This date is the Member's Entry Date.

          NOTE: The earliest Entry Date shall be used to determine if a Member is an Active Member for purposes of any minimum contribution under Plan Section 11.04.

     5) [ ] WAIVING ENTRY REQUIREMENTS. The requirements selected below shall be waived on ________________________________________. This date shall be an Entry Date if the Eligible Employee has met all the other entry requirements. (Select (a), (b), or both.)

          a)   [ ] Service requirement

          b)   [ ] Age requirement

          NOTE: This waiver applies only (i) to the primary Employer in Item B and (ii) on the date you fill in. Must be the Effective Date or later. See Item AB for the waiver of entry requirements for an Adopting Employer.


M. ENTRY DATE. An Eligible Employee shall enter the Plan as an Active Member on the earliest (Select one.)

     1)   [ ] Monthly Date

     2)   [X] Semi-yearly Date

     3)   [ ] Quarterly Date

                                              Annuity Contract No. GA __________

     4) [ ] Yearly Date (If selected, age and service required in Item L cannot be over 20 1/2 or more than 6 months, respectively.)

     5)   [ ] date

     on or after the date on which he meets all the entry requirements. This date is his ENTRY DATE.

N.   PAY.

     NOTE: Pay is used for ADP and ACP Tests and for contribution determinations other than for top-heavy minimum contributions and 401(k) SIMPLE Plan contributions. Compensation, as defined in Plan Section 3.09, is used for 401(k) SIMPLE Plan contributions.

     1) Pay is the same as Compensation defined in Item S, subject to any modifications set forth in this Item N.

          For years beginning before January 1, 1998, Compensation, as defined in Item S, does not include elective contributions, but Pay shall. For this purpose, elective contributions are amounts excludible from the gross income of the Employee under Code Sections 402(e)(3), 402(h)(1)(B), 125, or 403(b), and contributed by us, at the Employee's election, to a Code Section 401(k) arrangement, a simplified employee pension, cafeteria plan, or tax-sheltered annuity. Elective contributions also include amounts deferred under a Code Section 457 plan maintained by us and employee contributions "picked up" by a governmental entity and, pursuant to Code Section 414(h)(2), treated as our contributions.

     2) SAFE HARBOR FRINGE BENEFIT EXCLUSION. For the purpose of calculating Elective Deferral Contributions and Matching Contributions only, Pay shall not include reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than elective contributions), and welfare benefits, unless otherwise specified in (a) below.

          a) [X] (Exclude fringe benefits for all purposes.) Pay for all purposes under the Plan shall not include reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than elective contributions), and welfare benefits.

     3) ANNUAL PAY for a Plan Year is an Employee's Pay for the Pay Year ending with or within the consecutive 12-month period ending on the last day of the Plan Year. (Annual Pay is used for calculating annual contributions and annual allocations of Qualified Nonelective Contributions, Additional Contributions, and Discretionary Contributions. Annual Pay is not used for the Qualified Nonelective Contributions used to satisfy the ADP Test Safe Harbor described in Item O(8).)

                                              Annuity Contract No. GA __________

          The PAY YEAR is the consecutive 12-month period ending on the last day of each Plan Year, unless otherwise specified in (a) below.

          a) [ ] The Pay Year is the consecutive 12-month period ending on each ________________________. (Month and day.) For an Employee whose date of hire is less than 12 months before the end of the consecutive 12-month period designated, Pay shall be determined over the consecutive 12-month period ending on the last day of the Plan Year.

          ANNUAL PAY MODIFICATIONS: (Select any that apply.)

          b)   [ ] Annual Pay shall not include Pay over $ ______.

          c) [ ] (Cannot use with (a) above.) Annual Pay shall only include Pay received while an Active Member.

               NOTE: Including only Pay received while an Active Member may result in additional Contributions needed to satisfy the top-heavy requirements, described in Plan Section 11.04, during any Plan Year in which this Plan is a Top-heavy Plan.

     4) Pay for purposes of determining the allocation or amount of: (Select at least one.)

          a) [ ] (Cannot use if 401(k) Safe Harbor Plan.) Elective Deferral Contributions and Matching Contributions (Exclusions for Matching Contributions only is not permitted.)

          b) [ ] Qualified Nonelective Contributions (Cannot select if ADP Test Safe Harbor is satisfied using Qualified Nonelective Contributions, Item O(8)(b)(ii) or (c).)

          c)   [ ] Additional Contributions

          d) [ ] Discretionary Contributions (Exclusions are not permitted if integrated allocation formula is used.)

          excludes: (Select at least one.)

          e)   [ ] bonuses

          f)   [ ] commissions

          g)   [ ] overtime

          h)   [ ] other special pay (Specify type of pay.) _________________
               ______________________________________________________________

          NOTE: Exclusions for purposes of any contributions other than Elective Deferral Contributions and Matching Contributions will require Code
          Section 414(s) nondiscrimination testing.

                                              Annuity Contract No. GA __________

     5) [X] For purposes of the ADP and ACP Tests, Pay shall be limited to Pay received while an Eligible Member, as defined in Plan Section 3.07.

O. ELECTIVE DEFERRAL CONTRIBUTIONS for a Member are equal to a portion of Pay as specified in the elective deferral agreement. An Employee who is eligible to participate in the Plan may file an elective deferral agreement with us. The Member shall modify or terminate the elective deferral agreement by filing a new elective deferral agreement. The elective deferral agreement may not be made retroactively and shall remain in effect until modified or terminated.

     BEGINNING OF FIRST PAY PERIOD. The elective deferral agreement to start or modify Elective Deferral Contributions shall be effective on the first day of the first pay period following the pay period in which the Member's Entry Date (Reentry Date, if applicable) or any following change date occurs, unless otherwise specified in (1) or (2) below.

     1) [ ] FOLLOWING PAY DATE. (Cannot be used with (7) below.) A Member's elective deferral agreement shall become effective on the first day that pay is paid or made available following the date on which the Member's Entry Date, (Reentry Date, if applicable) or any following change date occurs.

     2) [ ] BEGINNING OF SECOND PAY PERIOD. A Member's elective deferral agreement shall become effective on the first day of the second pay period following the pay period in which the Member's Entry Date (Reentry Date, if applicable) or any following change date occurs. (Consider using this option if the Plan requires automatic deferrals.)

     The elective deferral agreement to start or modify Elective Deferral Contributions must be entered into on or before the date it is effective.

     The elective deferral agreement to stop Elective Deferral Contributions may be entered into on any date. If O(1) is not selected above, such elective deferral agreement shall be effective on the first day of the first pay period following the pay period in which the elective deferral agreement is entered into. If O(1) is selected above, such elective deferral agreement shall be effective on the first day that pay is paid or made available after the elective deferral agreement is entered into.

     3) The change date shall be each Semi-yearly Date, unless otherwise specified in (a), (b), (c), or (d) below. (Select one, if applicable.)

          a)   [ ] Monthly Date.

          b)   [X] Quarterly Date.

          c)   [ ] Yearly Date.

          d)   [ ] date.

     4) [X] (Cannot select if ADP Test Safe Harbor is satisfied using Qualified Matching Contributions.) 1% of Pay is the minimum Elective Deferral Contribution.

                                              Annuity Contract No. GA __________

     5)   [ ] Elective Deferral Contributions must be a whole percentage of Pay.

     6) [ ] (Cannot select if ADP Test Safe Harbor is satisfied using Qualified Matching Contributions.) _____% of Pay is the maximum Elective Deferral Contribution. (Consider using this option to limit Elective Deferral Contributions to avoid 415 excesses.)

     7) [ ] AUTOMATIC DEFERRAL. (Cannot be used with Item M(5).) The Plan shall require an automatic Elective Deferral Contribution described in Plan Section 3.01. The automatic Elective Deferral Contribution shall be 4% of Pay, unless otherwise specified in (a) below. The Member may affirmatively elect a different percentage or elect not to make Elective Deferral Contributions. If the Member elects a different percentage, such percentage must comply with any limitations selected in (4), (5), or (6) above.

          a) [ ] _____% (Up to 6%.) of Pay shall be the automatic Elective Deferral Contribution.

          b) The automatic Elective Deferral Contribution shall apply to Members only at the time they enter or reenter the Plan, unless otherwise specified in (i) below.

               i) [ ] The automatic Elective Deferral Contribution shall also apply to all Active Members as of the effective date of the amendment to the Plan adding this provision who have not elected to make Elective Deferral Contributions of at least 4% (or the percentage in (a) above, if applicable).

     8) [ ] 401(k) SAFE HARBOR. We elect to have the 401(k) safe harbor provisions described in Plan Section 3.08 apply. (Select (b) or (c). Select (d), if applicable.)

          a) The Plan will satisfy the ADP Test Safe Harbor only, unless otherwise specified in (i) below.

               i) [ ] The Plan will satisfy the ADP Test Safe Harbor and the ACP Test Safe Harbor. (Only available if (8)(b)(i) or Item P is selected and the ACP Test Safe Harbor limits on Matching Contributions are met.)

          b) [ ] CONTRIBUTIONS FOR ALL PLAN YEARS. (Any changes under this Item (8)(b), including electing to no longer have the provisions apply, must be effective at the beginning of the Plan Year, except as provided in (i)E below.) We elect to make the 401(k) safe harbor Contributions for all Plan Years. (Select (i) or (ii).)

               i) [ ] QUALIFIED MATCHING CONTRIBUTIONS. The ADP Test Safe Harbor shall be satisfied using Qualified Matching Contributions. These Contributions are 100% vested and subject to the distribution restrictions of Code Section 401(k) when made. (See Plan Section 5.04.) The amount of our Qualified Matching Contributions shall be equal to (Select A or B.)

                                              Annuity Contract No. GA __________

                    A. [ ] BASIC MATCHING FORMULA. 100% of Elective Deferral Contributions which are not over 3% of Pay, plus 50% of Elective Deferral Contributions which are over 3% but are not over 5% of Pay.

                    B. [ ] ENHANCED MATCHING FORMULA. 100% of Elective Deferral Contributions which are not over 4% of Pay, unless otherwise specified in (1) or (2) below.

                         1) [ ] STATED MATCH. (Complete (a) and (b). For example: 100% of Elective Deferral Contributions which are not over 5% of Pay.)

                              a) _____% of Elective Deferral Contributions which are not over

                              b)   _____% of Pay.

                              NOTE: Must complete (a) using at least 100%. The product of the percentages in (a) and (b) must equal at least 4%. For example, 100% x 5% = 5% or 150% x 3% = 4.5%. If satisfying ACP Test Safe Harbor, must complete (b) with a percentage not more than 6%.

                         2)   [ ] STATED TIERED MATCH. (Complete (a) through
                              (d). For example: 100% of Elective Deferral
                              Contributions which are not over 4% of Pay, plus 50% of Elective Deferral Contributions which are over 4% but are not over 6% of Pay.)

                              a) _____% of Elective Deferral Contributions which are not over

                              b) _____% of Pay, plus (First limit on Elective Deferral Contributions.)

                              c) _____% (Must be less than (a).) of Elective Deferral Contributions which are over the percentage of Pay specified in (b) but are not over

                              d)   _____% (Must be more than (b).) of Pay.
                                   (Second limit on Elective Deferral
                                   Contributions.)

                              NOTE: Must complete (a) using at least 100%. The product of the percentages in (a) and (b) must equal at least 3%. In addition, if the product of the percentages in (a) and (b) does not equal at least 4%, (c) must be completed using at least 50% and the product of the percentages in (c) and (d) when added to the product of the percentages in
                              (a) and (b) must equal at least 4%. If satisfying ACP Test Safe Harbor, must complete (b) with a percentage less than 6% and (d) with a percentage not more than 6%.

                                              Annuity Contract No. GA __________

                    C. CALCULATION PERIOD. Qualified Matching Contributions are calculated based on Elective Deferral Contributions and Pay for the period specified below. (Refers to calculation of the amount of Qualified Matching Contributions, not when contributed. Select (1), (2),
                         (3), or (4).)

                         1) [ ] PAY PERIOD. Qualified Matching Contributions shall be made for all persons who were Active Members at any time during the pay period.

                         2) [ ] PAY PERIODS ENDING WITH OR WITHIN EACH MONTH. Qualified Matching Contributions shall be made for all persons who were Active Members at any time during the month.

                         3) [ ] PAY PERIODS ENDING WITH OR WITHIN EACH PLAN-YEAR QUARTER. Qualified Matching Contributions shall be made for all persons who were Active Members at any time during the Plan-year Quarter.

                         NOTE: If (1), (2), or (3) is selected, Qualified Matching Contributions must be contributed to the Plan by the last day of the following Plan-year Quarter.

                         4) [ ] PLAN YEAR. Qualified Matching Contributions shall be made for all persons who were Active Members at any time during the Plan Year.

                    D. [ ] Qualified Matching Contributions shall be made only for Nonhighly Compensated Employees.

                    E. [ ] The 401(k) safe harbor election shall be revoked as of
                         ____________________________________. Such date cannot
                         be earlier than the later of (i) 30 days after the date Active Members are given the supplemental notice described in Plan Section 3.08(e) and (ii) the date the amendment revoking such provisions is adopted. Qualified Matching Contributions shall be made for the period prior to the revocation.

               ii) [ ] QUALIFIED NONELECTIVE CONTRIBUTIONS. The ADP Test Safe Harbor shall be satisfied using Qualified Nonelective Contributions. (These Contributions in excess of the amount needed to satisfy the ADP Test Safe Harbor may be used to satisfy the ACP Test, if applicable.) These Contributions are 100% vested and subject to the distribution restrictions of Code Section 401(k) when made. (See Plan Section 5.04.)

                    The amount of our Qualified Nonelective Contributions shall be equal to

                    _____ % (Must be at least 3%.) of Pay for the Plan Year for persons who were Active Members at any time during the Plan Year, unless otherwise specified in A and B below. (The Pay used for these Contributions is not necessarily the same as Annual Pay defined in Item N. Select any that apply.)

                                              Annuity Contract No. GA __________

                    A. [ ] Pay shall only include Pay received while an Active Member.

                    NOTE: Including only Pay received while an Active Member may result in additional Contributions needed to satisfy the top-heavy requirements, described in Plan Section 11.04, during any Plan Year in which this Plan is a Top-heavy Plan.

                    B. [ ] Qualified Nonelective Contributions shall be made only for Nonhighly Compensated Employees.

          c) [ ] CONTRIBUTIONS FOR PLAN YEARS IN WHICH THE PLAN IS AMENDED. We elect the option of amending the Plan to provide a Qualified Nonelective Contribution to satisfy the ADP Test Safe Harbor for a Plan Year.

          d) [ ] PLAN IS AMENDED. (Only available if (c) above is selected.) The Plan is amended to provide a Qualified Nonelective Contribution for the Plan Year

               beginning ___________________________________. (These
               Contributions in excess of the amount needed to satisfy the ADP Test Safe Harbor may be used to satisfy the ACP Test, if applicable.) These Contributions are 100% vested and subject to the distribution restrictions of Code Section 401(k) when made. (See Plan Section 5.04.)

               i) The amount of our Qualified Nonelective Contributions for such Plan Year shall be equal to ____% (Must be at least 3%.) of Pay for the Plan Year for persons who were Active Members at any time during the Plan Year, unless otherwise specified in A and B below. (The Pay used for these Contributions is not necessarily the same as Annual Pay defined in Item N. Select any that apply.)

                    A. [ ] Pay shall only include Pay received while an Active Member.

                    NOTE: Including only Pay received while an Active Member may result in additional Contributions needed to satisfy the top-heavy requirements, described in Plan Section 11.04, during any Plan Year in which this Plan is a Top-heavy Plan.

                    B. [ ] Qualified Nonelective Contributions shall be made only for Nonhighly Compensated Employees.


     9) [ ] 401(k) SIMPLE. (Only available if the Plan uses a calendar year Plan Year, you are an Eligible Employer, as defined in Plan Section 3.09, and the exclusive plan requirement of (a)(1)(ii) of Plan Section
          3.09 is met. Cannot use if 401(k) Safe Harbor Plan.) We elect to have the 401(k) SIMPLE provisions described in Plan

          Section 3.09 apply to the Plan effective ___________________________.

          An amendment to have 401(k) SIMPLE provisions no longer apply is effective the first January 1 following the date the amendment is adopted.

                                              Annuity Contract No. GA __________

          NOTE: See Plan Section 3.09 for 401(k) SIMPLE provisions. If this is a new plan, the Effective Date (Item D) and the date in (9) above must be on or before October 1. Future Plan Years must begin on January 1. If this is a restatement (or amendment) adding this provision, the date in (9) above will be the same as the Restatement Date (or effective date of the amendment) which must be on a January 1 which is the first day of a Plan Year and future Plan Years must begin on a January 1. Such restatement (or amendment) must be adopted before the January 1 on which the provisions become effective. Elective Deferral Contributions and Rollover Contributions will be the only contributions reflected in the Adoption Agreement. Other Contributions shall only be permitted as specified in Plan Section 3.09. The Member may change the elective deferral agreement on any date. No selections can be made in (4), (5), or (6) above. Elective Deferral Contributions will be subject to the $6,000 (as adjusted) annual limit of Code
          Section 401(k)(11).

P. [X] MATCHING CONTRIBUTIONS. (Cannot select if ADP Test Safe Harbor is satisfied using Qualified Matching Contributions.) Any percentage determined by us shall apply to all eligible persons for the entire Plan Year. (Select (1), (2), or (3).)

     1) [ ] STATED MATCH. We shall make Matching Contributions. The percentage of Elective Deferral Contributions matched is _____%.

     2) [ ] STATED TIERED MATCH. We shall make Matching Contributions in an amount equal to (Complete (a) through (d). For example: 100% of Elective Deferral Contributions which are not over 3% of Pay, plus 50% of Elective Deferral Contributions which are over 3% but are not over 5% of Pay.)

          a)   _____% of Elective Deferral Contributions which are not over

          b)   _____% of Pay, plus (First limit on Elective Deferral
               Contributions.)

          c) _____% (Must be less than (a).) of Elective Deferral Contributions which are over the percentage of Pay specified in
               (b) but are not over

          d) _____% (Must be more than (b).) of Pay. (Second limit on Elective Deferral Contributions.)

          NOTE: If satisfying ACP Test Safe Harbor, must complete (b) with a percentage less than 6% and (d) with a percentage not more than 6%.

     3) [X] DISCRETIONARY MATCH. (If selected and Plan is satisfying ACP Test Safe Harbor, (b) must be selected.) We may make a discretionary Matching Contribution. The percentage of Elective Deferral Contributions matched, if any, shall be a percentage as determined by us. (Select any that apply.)

          a) [ ] We shall make a discretionary Matching Contribution. The percentage of Elective Deferral Contributions matched shall be at least _____%.

                                              Annuity Contract No. GA __________

          b) [ ] If we make a discretionary Matching Contribution, the percentage of Elective Deferral Contributions matched shall not be more than _____%. (If satisfying ACP Test Safe Harbor, must complete with a percentage not more than 100%.)

     4) [ ] LIMIT ON ELECTIVE DEFERRALS MATCHED. (Must select if (1) or (3) above is used and satisfying ACP Test Safe Harbor. Cannot use with (2) above. Limit could help pass the ADP and ACP Tests for non-401(k) Safe Harbor Plans.) Elective Deferral Contributions which are over the percentage of Pay below won't be matched. (Select (a) or (b).)

          a) [ ] _____% of Pay. (If satisfying ACP Test Safe Harbor, must complete with a percentage not more than 6% (not more than 4% if (3) above is selected).)

          b) [ ] A percentage determined by us. (Select any that apply. Must select (ii) if satisfying ACP Test Safe Harbor.)

               i)   [ ] The percentage shall be at least _____%.

               ii) [ ] The percentage shall not be more than _____%. (If satisfying ACP Test Safe Harbor, must complete with a percentage not more than 6% (not more than 4% if (3) above is selected).)

     5) CALCULATION PERIOD. Matching Contributions are calculated based on Elective Deferral Contributions and Pay for the period specified below. (Refers to calculation of the amount of Matching Contribution, not when contributed. Select (a), (b), (c), or (d).)

          a) [ ] PAY PERIOD. Matching Contributions shall be made for all persons who were Active Members at any time during that pay period.

          b) [ ] PAY PERIODS ENDING WITH OR WITHIN EACH MONTH. Matching Contributions shall be made for all persons who were Active Members at any time during the month.

          c) [ ] PAY PERIODS ENDING WITH OR WITHIN EACH PLAN-YEAR QUARTER. Matching Contributions shall be made for all persons who were Active Members at any time during the Plan-year Quarter.

          d) [X] PLAN YEAR. Matching Contributions shall be made for all persons who were Active Members at any time during the Plan Year, unless otherwise specified in (i) below.

               i) [X] (Cannot use if satisfying ACP Test Safe Harbor.) Matching Contributions shall be made for persons meeting the requirements in Item R.

                                              Annuity Contract No. GA __________

     6) [X] ADDITIONAL MATCH. (Only available if (1) or (3) above is selected. Cannot use if satisfying ACP Test Safe Harbor.) We may make additional Matching Contributions if the total Matching Contributions determined below are greater than the amount of Matching Contributions determined in (1) or (3) above for the Plan Year. Additional Matching Contributions, if any, shall be made for all persons who were Active Members at any time during the Plan Year, unless otherwise specified in (a) below.

          a) [X] Additional Matching Contributions shall be made for persons meeting the requirements in Item R.

          NOTE: If Item R is not active at any time during the plan year, selecting (a) will require testing to determine if the nondiscrimination requirement of Code Section 401(a)(4) is met, unless
          (5)(d)(i) above is also selected.

          Total Matching Contributions for the Plan Year shall be a percentage of Elective Deferral Contributions and shall be calculated based on Elective Deferral Contributions and Pay for the Plan Year. The percentage shall be determined by us. If (1) above is selected, the percentage determined must be equal to or greater than the percentage specified in (1). If (3) above is selected, the percentage determined must be equal to or greater than the percentage determined in (3).

          If (4) above is selected, Elective Deferral Contributions which are over a percentage of Pay won't be matched. The percentage is the percentage specified in (4)(a), determined in (4)(b), or a greater percentage as determined by us.

          The amount of additional Matching Contributions, if any, shall be calculated by subtracting the Matching Contributions determined in (1) or (3) above for the Plan Year from total Matching Contributions for the Plan Year.

     7) [ ] Matching Contributions shall be made only for Nonhighly Compensated Employees.

     8) [ ] QUALIFIED MATCH. (Must be selected if Matching Contributions are to be tested in the ADP Test for a non-401(k) Safe Harbor Plan.) Matching Contributions are Qualified Matching Contributions. These Contributions are 100% vested and subject to the distribution restrictions of Code Section 401(k) when made. (See Plan Section 5.04.)

     9) [ ] DOLLAR LIMIT. (Cannot use if satisfying ACP Test Safe Harbor.) Matching Contributions for a person shall not be more than $____ for the Plan Year.

Q.   OTHER EMPLOYER CONTRIBUTIONS AND FORFEITURES.
     NOTE: If more than one Employer Contribution is selected in this Item Q, the requirements to receive each Contribution selected should be the same. Providing different requirements will require testing to determine if the nondiscrimination requirement of Code Section 401(a)(4) is met. For example, a Qualified Nonelective Contribution made to each person who is an Active Member on the last day of the pay period and a Discretionary Contribution allocated to each person who was an Active Member at any time during the Plan Year will require nondiscrimination testing. If the ADP Test Safe Harbor is satisfied using Qualified Nonelective Contributions, Item O(8)(b)(ii) or (c), the Additional Contributions and Discretionary Contributions selected under this item should be made for or allocated to each person who is an Active Member at any time during the Plan Year to avoid nondiscrimination testing.

                                              Annuity Contract No. GA __________

     1) [ ] QUALIFIED NONELECTIVE CONTRIBUTIONS. (Cannot select if ADP Test Safe Harbor is satisfied using Qualified Nonelective Contributions for all Plan Years, Item O(8)(b)(ii). If this is a 401(k) Safe Harbor Plan using Qualified Matching Contributions to satisfy the ADP Test Safe Harbor, these Contributions may be used to satisfy the ACP Test, if applicable. These Contributions may be tested in the ADP or ACP Test for a non-401(k) Safe Harbor Plan.) These Contributions are 100% vested and subject to the distribution restrictions of Code Section 401(k) when made. (See Plan Section 5.04. Select at least one of (a),
          (b), (c), or (e). Only one of (a), (b), or (c) may be selected. Select
          (d), if applicable.)

          a) [ ] SET AMOUNT. (Only available if Item O(8)(c) is not selected.) We shall make Qualified Nonelective Contributions equal to the following: (Select (i) or (ii).)

               i)   [ ] PAY FORMULA. An amount equal to (Select one.)

                    A. [ ] ____% of Pay for the pay period for each person who is an Active Member on the last day of that period.

                    B. [ ] ____% of Annual Pay for the Plan Year for persons who meet the requirements in Item R.

                    C. [ ] ____% of Annual Pay for the Plan Year for persons who were Active Members at any time during the Plan Year.

               ii)  [ ] SERVICE FORMULA. An amount equal to (Select one.)

                    A. [ ] $_____ for the pay period for each person who is an Active Member on the last day of that period.

                    B. [ ] $_____ for the Plan Year for persons who meet the requirements in Item R.

                    C. [ ] $_____ for the Plan Year for persons who were Active Members at any time during the Plan Year.


          b) [ ] DISCRETIONARY, PAY FORMULA. (Only available if Item O(8)(c) is not selected.) Qualified Nonelective Contributions may be made for each Plan Year in an amount determined by us. The amount allocated to each eligible person shall be equal to our Qualified Nonelective Contributions multiplied by the ratio of such person's Annual Pay for the Plan Year to the total Annual Pay of all such persons. The Qualified Nonelective Contributions shall be allocated to each person meeting the requirements in Item R, unless otherwise specified in (i) or (ii) below.

               i) [ ] The Qualified Nonelective Contributions shall be allocated to each person who was an Active Member at any time during the Plan Year.

               ii) [ ] The Qualified Nonelective Contributions shall be allocated to each person who is an Active Member on the last day of the Plan Year.

                                              Annuity Contract No. GA __________

          c) [ ] DISCRETIONARY, SAME DOLLAR AMOUNT. (Only available if Item 0(8)(c) is not selected.) Qualified Nonelective Contributions may be made for each Plan Year in an amount determined by us. The same dollar amount shall be allocated to each eligible person, subject to applicable limits of Plan Section 3.06. The Qualified Nonelective Contributions shall be allocated to each person meeting the requirements in Item R, unless otherwise specified in
               (i) or (ii) below.

               i) [ ] The Qualified Nonelective Contributions shall be allocated to each person who was an Active Member at any time during the Plan Year.

               ii) [ ] The Qualified Nonelective Contributions shall be allocated to each person who is an Active Member on the last day of the Plan Year.

          d) [ ] (Only available if (a), (b), or (c) is selected above.) Qualified Nonelective Contributions in (a), (b), or (c) above shall be made only for, or allocated only to, Nonhighly Compensated Employees, unless otherwise specified in (i) below.

               i) [ ] (Only available if (a)(i)A and (a)(ii)A above are not selected.) The Qualified Nonelective Contributions shall be made only for, or allocated only to, the Nonhighly Compensated Employees whose Annual Pay for the Plan Year is not over $ _____.

          e) [ ] DISCRETIONARY, BOTTOM UP. (Only available if Item K(2)(a) is selected and Items O(8)(b)(i) is not selected.) Qualified Nonelective Contributions may be made for each Plan Year in an amount determined by us. If item O(8)(c) is selected, these Qualified Nonelective Contributions may only be made for Plan Years in which the plan is not so amended. If (a), (b), or (c) above are selected, these Qualified Nonelective Contributions are in addition to those specified in (a), (b), or (c). If the Plan is treated as separate plans because it is mandatorily disaggregated under the regulations of Code Section 401(k), a separate Qualified Nonelective Contribution may be determined for each separate plan.

               These Qualified Nonelective Contributions may be used to reduce the Excess Aggregate Contributions or Excess Contributions, as defined in Plan Section 3.07. Such Contributions shall be allocated first to the eligible person under the Plan (or separate plan) with the lowest Annual Pay for the Plan Year, then to the eligible person under the Plan (or separate plan) with the next lowest Annual Pay, and so forth, in each case subject to applicable limits of Plan Section 3.06. These Qualified Nonelective Contributions shall be allocated only to Nonhighly Compensated Employees who meet the requirements in Item R, unless otherwise specified in (i) or (ii) below.

               i) [ ] These Qualified Nonelective Contributions shall be allocated only to Nonhighly Compensated Employees who were Active Members at any time during the Plan Year.

               ii) [ ] These Qualified Nonelective Contributions shall be allocated only to Nonhighly Compensated Employees who are Active Members on the last day of the Plan Year.

                                              Annuity Contract No. GA __________

     2) [ ] ADDITIONAL CONTRIBUTIONS. We shall make Additional Contributions equal to the following: (Select (a) or (b).)

          a)   [ ] PAY FORMULA. An amount equal to (Select (i) or (ii).)

               i) [ ] _____% of Pay for the pay period for each person who is an Active Member on the last day of that period.

               ii) [ ] _____% of Annual Pay for the Plan Year for persons who meet the requirements in Item R.


          b)   [ ] SERVICE FORMULA. An amount equal to (Select one.)

               i) [ ] $_____ for the pay period for each person who is an Active Member on the last day of that period.

               ii) [ ] $_____ for the Plan Year for persons who meet the requirements in Item R.

               iii) [ ] $_____ for each Hour of Service he has performed during the pay period for each person who was an Active Member during that period. (No contribution for paid nonworking hours, such as vacation.)

               iv) [ ] $_____ for each Hour of Service credited during the pay period for each person who was an Active Member during that period. (Contribution is made for paid nonworking hours, such as vacation.)

     3) [X] DISCRETIONARY CONTRIBUTIONS. Discretionary Contributions may be made for each Plan Year in an amount determined by us. Discretionary Contributions and Forfeitures, if applicable, shall be allocated as of the last day of the Plan Year using Annual Pay for the Plan Year. The amount allocated shall be equal to the amount determined in (a) or (b) below. (Select (a) or (b).)

          a) [X] PAY FORMULA. Discretionary Contributions and Forfeitures, if applicable, shall be allocated as follows:

               STEP ONE: This step one shall only apply in years in which the Plan is a Top-heavy Plan, as defined in Plan Section 11.02, and the minimum contribution under Plan Section 11.04 is not being provided by other contributions to this Plan or another plan of ours.

               The allocation in this step one shall be made to each person meeting the requirements in Item R and each person who is entitled to a minimum contribution under Plan section 11.04. Each such person's allocation shall be an amount equal to Discretionary Contributions and Forfeitures, if applicable, multiplied by the ratio of such person's Annual Pay to the total Annual Pay of all such persons. Such amount shall not exceed 3% of such person's Annual Pay. The allocation for any person who does not meet the requirements in Item R shall be limited to the amount necessary to fund the minimum contribution.

                                              Annuity Contract No. GA __________

          STEP TWO: The allocation in this step two shall be made to each person meeting the requirements in Item R. Each such person's allocation shall be equal to any amount remaining after the allocation in step one multiplied by the ratio of such person's Annual Pay to the total Annual Pay of all such persons.

     b) [ ] INTEGRATED FORMULA. Subject to the overall permitted disparity limits, Discretionary Contributions and Forfeitures, if applicable, shall be allocated as follows:

          STEP ONE: This step one shall only apply in years in which the Plan is a Top-heavy Plan, as defined in Plan Section 11.02, and the minimum contribution under Plan Section 11.04 is not being provided by other contributions to this Plan or another plan of ours.

          The allocation in this step one shall be made to each person meeting the requirements in Item R and each person who is entitled to a minimum contribution under Plan section 11.04. Each such person's allocation shall be an amount equal to Discretionary Contributions and Forfeitures, if applicable, multiplied by the ratio of such person's Annual Pay to the total Annual Pay of all such persons. Such amount shall not exceed 3% of such person's Annual Pay. The allocation for any person who does not meet the requirements in Item R shall be limited to the amount necessary to fund the minimum contribution.

          STEP TWO: This step two shall only apply in years in which step one applies. The allocation in this step two shall be made to each person meeting the requirements in Item R. Each such person's allocation shall be equal to any amount remaining after the allocation in step one multiplied by the ratio of such person's Annual Pay over the Integration Level to the total Annual Pay over the Integration Level of all such persons. Such amount shall not exceed 3% of such person's Annual Pay over the Integration Level.

          For purposes of this step two, in the case of any person who has exceeded the cumulative permitted disparity limit described below, such person's total Annual Pay shall be taken into account and the applicable allocation limit for such person shall be 3% of such person's total Annual Pay.

          STEP THREE: The allocation in this step three shall be made to each person meeting the requirements in Item R. Each such person's allocation shall be equal to any amount remaining after the allocation in step two multiplied by the ratio of the sum of such person's total Annual Pay and his Annual Pay over the Integration Level to the total of such sums for all such persons. Such amount shall not exceed an amount equal to a percentage (equal to the Maximum Integration Rate) of the sum of such person's total Annual Pay and his Annual Pay over the Integration Level.

                                              Annuity Contract No. GA __________

          If steps one and two apply, the Maximum Integration Rate minus 3% shall be substituted for the Maximum Integration Rate wherever it appears in this step three.

          For purposes of this step three, in the case of any person who has exceeded the cumulative permitted disparity limit described below, two times such person's total Annual Pay shall be taken into account and the applicable allocation limit for such person shall be a percentage (equal to the Maximum Integration Rate) of two times such person's total Annual Pay.

          STEP FOUR: The allocation in this step four shall be made to each person meeting the requirements in Item R. Each such person's allocation shall be equal to any amount remaining after the allocation in step three multiplied by the ratio of such person's Annual Pay to the total Annual Pay of all such persons.

          The INTEGRATION LEVEL is the Taxable Wage Base as in effect on the latest Yearly Date, unless otherwise specified in (i) or (ii) below.

          i)   [ ] $_____. (Must be less than such Taxable Wage Base.)

          ii) [ ] ____% of such Taxable Wage Base. (Must be more than 19% and less than 100%.)

          The MAXIMUM INTEGRATION RATE shall be determined according to the following schedule:

                                              MAXIMUM
               INTEGRATION LEVEL          INTEGRATION RATE

               100% of TWB                      5.7%

               Less than 100% but more
               than 80% of TWB                  5.4%

               More than 20% of TWB but
               not more than 80% of TWB         4.3%

               Not more than
               20% of TWB                       5.7%

          "TWB" means the Taxable Wage Base as in effect on the latest Yearly Date.

          On any date the portion of the rate of tax under Code Section 3111(a) (in effect on the latest Yearly Date) which is attributable to old age insurance exceeds 5.7%, such rate shall be substituted for 5.7%. 5.4% and 4.3% shall be increased proportionately.

                                              Annuity Contract No. GA __________

               OVERALL PERMITTED DISPARITY LIMITS:

               ANNUAL OVERALL PERMITTED DISPARITY LIMIT: Notwithstanding the preceding paragraphs, for any Plan Year any person eligible for an allocation under this formula benefits under another qualified plan or simplified employee pension, as defined in Code Section 408(k), maintained by us or any other employer required to be aggregated with us under Code Sections 414(b), (c), (m), or (o) that provides for permitted disparity (or imputes disparity), Discretionary Contributions and Forfeitures, if applicable, shall be allocated using only step one, if applicable, and step four.

               CUMULATIVE PERMITTED DISPARITY LIMIT: Effective for Plan Years beginning on or after January 1, 1995, the cumulative permitted disparity limit for a person is 35 total cumulative permitted disparity years. Total cumulative permitted disparity years means the number of years credited to the person for allocation or accrual purposes under this Plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by us or any other employer required to be aggregated with us under Code Sections 414(b), (c), (m), or (o). For purposes of determining the person's cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the person has not benefited under a defined benefit or target benefit plan maintained for any year beginning on or after January 1, 1994, the person has no cumulative permitted disparity limit.

     4)   FORFEITURES.

          a) If (3) above is selected, Forfeitures shall be allocated with Discretionary Contributions and shall be deemed to be Discretionary Contributions, unless otherwise specified in (i) below.

               i) [X] (Cannot use unless Item V(2) is completed.) Forfeitures shall not be allocated with Discretionary Contributions, but shall be used to offset our first Contribution made after the Forfeiture is determined.

          b) If (3) above is not selected, Forfeitures shall be used to offset our first Contribution made after the Forfeiture is determined, unless otherwise specified in (i) below.

               i) [ ] (Cannot use unless (2) above is selected and Item V(2) is completed.) Forfeitures shall not be used to offset our first Contribution, but shall be allocated as of the last day of the Plan Year to those meeting the requirements in Item R using the allocation formula in (3)(a) above, and shall be deemed to be Additional Contributions.

                                              Annuity Contract No. GA __________

R.   NET PROFITS AND CONTRIBUTION REQUIREMENTS.

     1) Our Contributions shall be made without regard to our current or accumulated NET PROFITS, unless otherwise specified in (a) below.

          a) [ ] (Cannot use if 401(k) Safe Harbor Plan or 401(k) SIMPLE Plan.) Our Contributions, in excess of Elective Deferral Contributions, shall be made out of our current or accumulated Net Profits in excess of Elective Deferral Contributions.

     2) REQUIREMENTS FOR CONTRIBUTIONS. Our Contributions which are subject to the requirements of this Item R and Forfeitures, if applicable, shall be made for or allocated to each person who was an Active Member at any time during the Plan Year, unless otherwise specified in (a), (b),
          (c), or (d) below. (If annual contributions are subject to these requirements (or if Forfeitures are allocated under Item Q(4)(b)(i)),
          (a), (b), (c), or (d) may be selected. Select (e), if applicable.)

          NOTE: Selections may affect testing done to determine if the minimum coverage requirement of Code Section 410(b) is met, unless otherwise indicated.

          a) [X] Such amounts shall be made for or allocated to each person who was an Active Member at any time during the Plan Year and who either is an Active Member on the last day of the Plan Year or has more than 500 Hours of Service during the latest Accrual Service ending on or before the last day of the Plan Year, unless a lesser number of Hours of Service is specified in (i) below. (This selection does not affect coverage testing if the Accrual Service Period is the Plan Year.)

               i)   [X] Has more than 1 (Up to 499.) Hours of Service.

          b) [ ] Such amounts shall be made for or allocated to each person who is an Active Member on the last day of the Plan Year.

          c) [ ] Such amounts shall be made for or allocated to each person who was an Active Member at any time during the Plan Year and who has at least 1,000 Hours of Service during the latest Accrual Service Period ending on or before the last day of the Plan Year, unless otherwise specified in (i) below.

               i)   [ ] Has at least _____ (Up to 999.) Hours of Service.

          d) [ ] Such amounts shall be made for or allocated to each person who is an Active Member on the last day of the Plan Year and who has at least 1,000 Hours of Service during the latest Accrual Service Period ending on or before that date, unless otherwise specified in (i) below.

               i)   [ ] Has at least ____ (Up to 999.) Hours of Service.

                                              Annuity Contract No. GA __________

            The requirements in (a), (b), (c), or (d) above are modified as follows:

            e) [ ] Such amounts shall also be made for or allocated to each person who was an Active Member at any time during the Plan Year and who has retired, become Totally Disabled, or died.

      3) The ACCRUAL SERVICE PERIOD is the consecutive 12-month period ending on the last day of each Plan Year, unless otherwise specified in (a) below.

            a) [ ] (Use only with (2)(a), (c) or (d) above.) The Accrual Service Period is the consecutive 12-month period ending on each _____. (Month and day.)

                  NOTE: Selecting (a) above will require nondiscrimination testing to determine if the nondiscrimination requirement of Code Section 401(a)(4) is met.


      4) [ ](Cannot use with (1)(a) above.) We may make all or part of our annual Contributions before the end of the Plan Year. (Select (a) or (b).)

            Such Contributions shall be

            a) [ ] allocated when made. (Only available if Item Q(1)(b)(ii) and (c)(ii) are not selected, and (2)(a), (b), (c), and (d) above are not selected.)

            b)    [ ] unallocated when made.


S.    CONTRIBUTION MODIFICATIONS.

      CONTRIBUTION LIMITATIONS. The Annual Additions for a Member during a Limitation Year shall not be more than the Maximum Permissible Amount. (See Plan Sections 3.06 and 11.05.)

      1) The LIMITATION YEAR is the consecutive 12-month period ending on each December 31. (Month and day. Fill in the last day of the Limitation Year. Normally, the last day of the Plan Year is used. You must use the same limitation year in all your plans.)

      2) COMPENSATION. (Compensation for the Limitation Year is used to determine the limit on Annual Additions. Compensation for the Plan Year is used to determine the amount of top-heavy minimum contributions.) Compensation for purposes of Plan Section 3.06 is as defined therein, under Information Required to be Reported Under Code Sections 6041, 6051, and 6052 ("Wages, Tips and Other Compensation" box on Form W-2), which is actually paid or made available by us, unless otherwise specified in (a) or (b) below.

                                              Annuity Contract No. GA __________

            a)    [ ] 415 Safe-Harbor Compensation as defined in Plan Section
                  3.06.

            b) [X] Code Section 3401(a) Wages (wages for purposes of income tax withholding) as defined in Plan Section 3.06.

            For years beginning after December 31, 1997, Compensation shall include elective contributions. For this purpose, elective contributions are elective deferrals (as defined in Code Section 402(g)(3)) and amounts contributed or deferred by us at the election of the Employee which are not includible in the gross income of the Employee by reason of Code Section 125, 132(f)(4), or 457.

      3) MULTIPLE DEFINED CONTRIBUTION PLANS. (This item applies if you or an Employer, as defined in Plan Section 3.06, maintain another qualified defined contribution plan that is not a Master or Prototype Plan in which any Member in this Plan is or was or could become a member.) If the Member is covered under another qualified defined contribution plan maintained by the Employer, as defined in Plan Section 3.06, the provisions of (f) through (k) of Plan Section
            3.06 shall apply as if the other plan were a Master or Prototype Plan, unless otherwise specified in (a) below. (Plan Section 3.06 limits the last Annual Additions.)

            a) [ ] The method described on the attached page(s) shall be used to limit total Annual Additions to the Maximum Permissible Amount, and shall properly reduce the Excess Amounts, as defined in Plan Section 3.06, in a manner which precludes Employer discretion. (If selected, you will provide the method for limiting Annual Additions on the attached page(s).)

      4) DEFINED BENEFIT PLAN. (This item applies if you or an Employer, as defined in Plan Section 3.06, maintain or ever maintained a qualified defined benefit plan in which any Member in this Plan is or was or could become a member. If this applies, you will provide the method used to satisfy the limitation on the attached page(s). No attachment is needed if the Effective Date (Restatement Date or amendment effective date, if applicable) is on or after the first Limitation Year beginning on or after January 1, 2000.) If the Member is or has ever been a member in a qualified defined benefit plan maintained by the Employer, as defined in Plan Section 3.06, the method described on the attached page(s) shall be used to satisfy the 1.0 limitation of Code Section 415, in a manner which precludes Employer discretion. This limitation shall not apply for Limitation Years beginning on or after January 1, 2000.

      5) [ ] OTHER LIMITS. (Cannot use if 401(k) Safe Harbor Plan or 401(k) SIMPLE Plan.) The amount of our Contributions for any (Select (a) or
            (b).)

            a)    [ ] Plan Year

            b)    [ ] Limitation Year

                                              Annuity Contract No. GA __________
            made for or allocated to a person shall not be more than (Select at least one.)

            c) [ ] $_____ (Up to the current Defined Contribution Dollar Limit defined in Plan Section 3.06.)

            d) [ ] _____% (Up to 25%.) of his Annual Pay for the Plan Year/Compensation for the Limitation Year.

            NOTE: If both (c) and (d) are selected, contributions shall be no more than the lesser of (c) and (d).

      TOP-HEAVY PLAN REQUIREMENTS. The amount and allocation of Contributions shall be subject to the provisions of Article XI of the Basic Plan in Plan Years when this is a Top-heavy Plan, as defined in Plan Section 11.02. Special minimum and maximum contribution provisions will apply in such years.

      6) [ ] MULTIPLE PLANS. (Use this item to specify which plan will provide the minimum contribution or benefit for members who are covered under this Plan and any other plan or plans of yours. If selected, you must provide wording on the attached page(s).) The method described on the attached page(s) shall be used to meet the minimum contribution and benefit requirements in Plan Years when this is a Top-heavy Plan, in a manner which precludes Employer discretion.

      7)    PRESENT VALUE: (Applicable if Aggregation Group, as defined in Plan
            Section 11.02, contains a defined benefit plan. The interest and mortality in this item must match the interest and mortality used for this purpose in such defined benefit plan.) For purposes of establishing Present Value, as defined in Plan Section 11.02, of benefits under a defined benefit plan to compute the Top-heavy Ratio, as defined in Plan Section 11.02, any benefit shall be discounted only for 7 1/2% interest and mortality according to the 1971 Group Annuity Table (Male) without the 7% margin but with projection by Scale E from 1971 to the later of (i) 1974, or (ii) the year determined by adding the age to 1920, and wherein for females the male age six years younger is used, unless otherwise specified in (a) and (b) below.

            a)    [ ] Interest rate _____%.

            b)    [ ] Mortality table:__________________________________________


T.    VOLUNTARY CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS.

      1) VOLUNTARY CONTRIBUTIONS are not permitted, unless otherwise specified in (a) below.

            a) [ ] (If selected, the Plan is subject to an ACP Test even if the Plan satisfies the ACP Test Safe Harbor.) Voluntary Contributions are permitted. (Select any that apply.)

                  i)    [ ] % of Pay is the minimum Voluntary Contribution.

                                              Annuity Contract No. GA __________

                  ii) [ ] Voluntary Contributions must be a whole percentage of Pay.

                  iii)  [ ] % of Pay is the maximum Voluntary Contribution.

      2)    ROLLOVER CONTRIBUTIONS are permitted, unless otherwise specified in
            (a) below.

            a)    [ ] Rollover Contributions are not permitted.


U.    INVESTMENTS.

      1) The Plan does not have a Trust Agreement in effect, unless otherwise specified in (a) below.

            a) [X] TRUST AGREEMENT. The Plan has a Trust Agreement. (Select at least one. Cannot select (ii) if (i) is selected. Cannot select (iv) if (iii) is selected.)

                  i) [ ] We establish the Discretionary Trust Agreement (Attachment A of the Basic Plan).

                  ii) [ ] We establish the Corporate Directed Trust Agreement (Attachment B of the Basic Plan).

                  iii) [ ] We establish the Corporate Custodial Trust Agreement (Attachment C of the Basic Plan).

                  iv) [ ] We establish the Passive Trust Agreement (Attachment D of the Basic Plan).

                  v) [X] We establish the Trustar(SM) Retirement Services Directed Trust Agreement (Attachment E of the Basic
                        Plan).

      2) INVESTMENT DIRECTION. Subject to the provisions of Article IV of the Basic Plan, the Annuity Contract, and if applicable, the Trust Agreement, the investment of a Member's Account shall be directed by (Select one.)

            a)    [X] the Member for all Contributions.

            b)    [ ] us for all Contributions.

            c) [ ] the Member for Elective Deferral Contributions, Member Contributions, and Rollover Contributions. Us for Employer Contributions other than Elective Deferral Contributions.

            d) [ ] the Member for Member Contributions and Rollover Contributions. Us for Employer Contributions including Elective Deferral Contributions.

                                              Annuity Contract No. GA __________

      3) LOANS. Loans to a Member are not permitted, unless otherwise specified in (a) below.

            a) [ ] (Only available if (1)(a) above is selected and the Trustee agrees to hold the promissory note.) Loans are available to a Member subject to the provisions of Plan
                  Section 5.06.

                  i) The Loan Administrator(s) is/are: (Fill in the person(s) or position(s) authorized to administer the Member loan program. Principal Life Insurance Company cannot be named.)
                        ________________________________________________________

                        ________________________________________________________


                  ii) [ ] The minimum amount of any loan is $_________. (Up to $1,000.)


                  iii) [ ] The maximum amount of any loan is the lesser of 50% of the Member's Vested Account, reduced by any outstanding loan balance or

                        $_____ (Up to $50,000.), reduced by the highest outstanding loan balance during the one-year period ending on the day before the loan is made.

                        NOTE: If not selected, the maximum is the lesser of (i) 50% of the Member's Vested Account, reduced by any outstanding loan balance or (ii) $50,000, reduced by the highest outstanding loan balance during the one- year period ending on the day before the loan is made.

                  iv) The number of outstanding loans for a Member shall be limited to one, unless otherwise specified in A below.

                        A. [ ] The number shall be limited to_________. (Up to 5.)

                  v) The number of loans approved for a Member in any 12-month period shall be limited to one, unless otherwise specified in A below.

                        A. [ ] The number shall be limited to_________. (Up to 5.)

                  vi) The term of the loan shall be limited to five years, unless otherwise specified in A below.

                        A. [ ] The term of the loan shall not be limited to five years for the purchase of a Member's principal residence.

                                              Annuity Contract No. GA __________

      4) LIFE INSURANCE coverage is not provided under this Plan, unless otherwise specified in (a) below.

            a) [ ] (Only available if (1)(a)(i), (ii), or (iv) above is selected.) Subject to the limits and provisions of Plan
                  Section 4.02, an Active Member may elect to have part of his Account applied to purchase life insurance coverage on his life.

      5) QUALIFYING EMPLOYER SECURITIES. Investment in Qualifying Employer Securities is not available, unless otherwise specified in (a) below.

            a) [ ] (Only available if (1)(a)(i), (ii), (iii), or (v) above is selected.) Investment in Qualifying Employer Securities is allowed.

                  i) The Member's Account resulting from the following Contributions may be invested in Qualifying Employer
                        Securities: (Select at least one.)

                        A.    [ ] Elective Deferral Contributions

                        B. [ ] Employer Contributions other than Elective Deferral Contributions

                        C.    [ ] Member Contributions and Rollover
                              Contributions

                  ii) Voting rights for Qualifying Employer Securities will be passed through to Members and the Members will be allowed to direct the voting rights of Qualifying Employer Securities for any matter put to the vote of the shareholders, unless otherwise specified in A, B, or C below.

                        A. [ ] The Members will be allowed to direct the voting rights for Significant Corporate Events only. The Employer (or the Named Fiduciary or the Investment Manager as designated by the Employer) will have the voting rights for all other matters, unless otherwise specified in (1) below.

                              1) [ ] (Only available if (1)(a)(i) or (ii) above is selected.) The Trustee will have the voting rights for all other matters.

                        B. [ ] The Employer (or the Named Fiduciary or the Investment Manager as designated by the Employer) will have the voting rights for any matter put to the vote of the shareholders.

                        C. [ ] (Only available if (1)(a)(i) or (ii) above is selected.) The Trustee will have the voting rights for any matter put to the vote of the shareholders.

                                              Annuity Contract No. GA __________

                  iii) Tender rights or exchange offers for Qualifying Employer Securities will be passed through to the Members, unless otherwise specified in A or B below.

                        A. [ ] Tender rights or exchange offers for Qualifying Employer Securities will be determined by the Employer (or the Named Fiduciary or the Investment Manager as designated by the Employer).

                        B. [ ] (Only available if (1)(a)(i) or (ii) above is selected.) Tender rights or exchange offers for Qualifying Employer Securities will be determined by the Trustee.

                  iv)   The optional forms of distribution provided in Plan
                        Section 6.01 or 6A.01, whichever applies, shall include both a single sum payment and a distribution in kind for that portion of a Member's Vested Account which is held in the Qualifying Employer Securities Fund, unless otherwise specified in A or B below.

                        A.    [ ] No distribution in kind is permitted.

                        B.    [ ] No single sum payment is permitted.


V. VESTING PERCENTAGE is used to determine the nonforfeitable percentage of a Member's Account resulting from our Contributions.

      The Vesting Percentage for a Member who is an Employee on or after the date he reaches Normal Retirement Age or Early Retirement Age shall be 100%. The Vesting Percentage for a Member who is an Employee on the date he becomes Totally Disabled or dies shall be 100%.

      1) FULLY VESTED CONTRIBUTIONS. Elective Deferral Contributions, Qualified Matching Contributions, and Qualified Nonelective Contributions are 100% vested. The following Employer
            Contribution(s) are also 100% vested at all times. (Select any that apply.)

            a)    [ ] Matching Contributions

            b)    [ ] Additional Contributions

            c)    [ ] Discretionary Contributions

                                              Annuity Contract No. GA __________

      2) A Member's Account resulting from our Contributions which are not 100% vested when made is subject to the vesting schedule selected below. (Select (a), (b), (c), (d), or (e) if some Employer Contributions are not 100% vested. If (e) is selected, fill in percentages.)

            VESTING SERVICE                VESTING PERCENTAGE

                                 (a)      (b)     (c)      (d)      (e)
                                 [ ]      [ ]     [ ]      [ ]      [ ]
             Less than 1           0        0       0        0        0
                                                                    ---
                  1                0        0       0        0       20
                                                                    ---
                  2                0       20       0        0       40
                                                                    ---
                  3              100       40       0       20       60
                                                                    ---
                  4                        60       0       40       80
                                                                    ---
                  5                        80     100       60      100
                                                                    ---
                  6                       100               80
                                                                    ---
                  7                                        100
                                                                    ---

            NOTE: The schedule in (e) must provide full (100%) vesting after 5 years of Vesting Service or must at all times be as great as the Vesting Percentage which the schedule in (d) would provide.

            A Member's Vesting Percentage determined above shall never be reduced in later years. If this Plan is or ever has been a Top-heavy Plan, the minimum vesting provisions of Plan Section 11.03 shall apply.

      3) TOP-HEAVY VESTING. A Member's Account resulting from additional Employer Contributions made to satisfy the minimum contribution requirements of Plan Section 11.04 shall be subject to the vesting schedule selected below. (Select (a), (b), or (c) if the Plan is not a 401(k) SIMPLE Plan and does not allow any Employer Contributions other than Elective Deferral Contributions, Qualified Matching Contributions, and Qualified Nonelective Contributions.)


            VESTING SERVICE                VESTING PERCENTAGE
                                   (a)       (b)       (c)
                                   [ ]       [ ]       [ ]
              Less than 1            0         0       100
                  1                  0         0
                  2                 20         0
                  3                 40       100
                  4                 60
                  5                 80
                  6                100

                                              Annuity Contract No. GA __________

W. VESTING SERVICE, subject to the provisions of Plan Section 1.02, shall be determined as follows: (Select (1) or (2) if some Employer Contributions are not 100% vested, if Item V(3)(a) or (b) is completed, or if Early Retirement Age is based on Vesting Service.)

      1) [ ] ELAPSED TIME METHOD. Vesting Service is the total of an Employee's countable Periods of Service without regard to Hours of Service.


      2) [X] HOURS METHOD. A year of Vesting Service is a Vesting Service Period in which an Employee has at least 1,000 Hours of Service, unless otherwise specified in (a) below.

            a)    [ ] _____ (Up to 999.) Hours of Service.

            b) A VESTING SERVICE PERIOD is the consecutive 12-month period ending on the last day of each Plan Year, unless otherwise specified in (i) or (ii) below.

                  i) [ ] The consecutive 12-month period ending on each ____________. (Month and day.)

                  ii) [ ] (Vesting Service Period changes.) The consecutive 12-month period ending on

                        A.    each _________________ through

                        B.    _________________________ and

                        C. each following ___________________. (Complete A using month and day, B using the same month and day as in A and the calendar year in which the last day of the last period ending on this date falls, and C using the month and day on which the new period ends.)

            c) A VESTING BREAK, when the hours method is used, is a Vesting Service Period in which an Employee is credited with not more than one-half of the Hours of Service required for a year of Vesting Service, unless otherwise specified in (i) below.

                  i) [ ] ____________ or fewer Hours of Service. (Fill in up to 500 hours but less than hours required for a year of Vesting Service.)

NOTE: If the hours method is used, any date completed in (3), (4), or (5) below should be the first day of a Vesting Service Period. If the first day of such period is not used, service during the period in which the date occurs shall not be excluded because of these modifications. If both (3) and (5) are selected, the date in (5) must be before the date in (3). (3) and (5) cannot be used with (4). If the hours method is used and (6) is selected, service during the period in which the Employee attains the age completed in (6) shall not be excluded because of that modification.

                                              Annuity Contract No. GA __________

      VESTING MODIFICATIONS:


      3) [ ] Service before ______________________ is the total of an Employee's countable service with us, expressed in whole years and fractional parts of a year (counting a partial month as a complete month).

            NOTE: If selected, fill in a date on or before the date the Plan became subject to ERISA. A new plan becomes subject to ERISA on its Effective Date.

      4) [ ] Service before ______________________ shall be determined under the provisions of the (Prior) Plan in effect on the day before that date.

            NOTE: If selected, fill in a date after the Effective Date.

      5)    [ ] Service before ______________________ shall not be counted.

            NOTE: If selected, fill in a date on or before the date the Plan became subject to ERISA. A new plan becomes subject to ERISA on its Effective Date.

      6) [ ] Service before an Employee attains age _________ (Up to 18.) shall not be counted.

X. EQUIVALENCIES. Hours of Service shall be determined on the basis of actual Hours of Service for which an Employee is paid or entitled to payment, unless otherwise specified in (1), (2), or (3) below.

      1) [ ] DAYS. On the basis of days worked. An Employee shall be credited with 10 Hours of Service for each day in which he would otherwise be credited with at least one Hour of Service.

      2) [ ] WEEKS. On the basis of weeks worked. An Employee shall be credited with 45 Hours of Service for each week in which he would otherwise be credited with at least one Hour of Service.

      3) [ ] MONTHS. On the basis of months worked. An Employee shall be credited with 190 Hours of Service for each month in which he would otherwise be credited with at least one Hour of Service.

      NOTE: If selected, the equivalency shall be used for all Employees.

                                              Annuity Contract No. GA __________

Y.    WITHDRAWAL BENEFITS.

      1) VOLUNTARY. A Member may withdraw any part of his Vested Account resulting from Voluntary Contributions.

            A Member may make only two such withdrawals in any 12-month period, unless otherwise specified in (a) or (b) below.

            a)    [ ] A Member may make such a withdrawal at any time.

            b) [ ] A Member may make only _____ such withdrawal(s) in any 12-month period.


      2) ROLLOVER. A Member may withdraw any part of his Vested Account resulting from Rollover Contributions.

            A Member may make only two such withdrawals in any 12-month period, unless otherwise specified in (a) or (b) below.

            a)    [ ] A Member may make such a withdrawal at any time.

            b) [X] A Member may make only 1 such withdrawal(s) in any 12-month period.


      3) [X] 401(k) HARDSHIP. Unless otherwise specified in (a) below, a Member may withdraw any part of his Vested Account resulting from Elective Deferral Contributions, Matching Contributions (other than Qualified Matching Contributions), Additional Contributions, and Discretionary Contributions in the event of undue financial hardship. Withdrawals from the Member's Account resulting from Elective Deferral Contributions shall be limited to the amount of the Member's Elective Deferral Contributions (and earnings thereon accrued as of December 31, 1988). The withdrawal is subject to the provisions of Plan Section 5.05.

            a) [ ] Such withdrawal shall be limited to the amount of the Member's Elective Deferral Contributions (and earnings thereon accrued as of December 31, 1988).

      4) [X] AGE 59 1/2. A Member may withdraw any part of his Vested Account resulting from Elective Deferral Contributions, Matching Contributions, Qualified Nonelective Contributions, Additional Contributions, and Discretionary Contributions any time after he attains age 59 1/2.

            A Member may make only two such withdrawals in any 12-month period, unless otherwise specified in (a) or (b) below.

            a)    [ ] A Member may make such a withdrawal at any time.

            b) [ ] A Member may make only _______ such withdrawal(s) in any 12-month period.

                                              Annuity Contract No. GA __________

      5) [ ] FIVE YEARS AS AN ACTIVE MEMBER. A Member may withdraw any part of his Vested Account resulting from Matching Contributions (other than Qualified Matching Contributions), Additional Contributions, and Discretionary Contributions at any time after he has been an Active Member for at least five years.

            NOTE: A Member's earliest Entry Date shall be used to determine his eligibility for such a withdrawal.

            A Member may make only two such withdrawals in any 12-month period, unless otherwise specified in (a) or (b) below.

            a)    [ ] A Member may make such a withdrawal at any time.

            b) [ ] A Member may make only _______________ such withdrawal(s) in any 12-month period.

      NOTE: Withdrawals are subject to the distribution of benefits provisions of Article VI or VIA of the Basic Plan, whichever applies.


Z.    RETIREMENT AND THE START OF BENEFITS.

      1) NORMAL RETIREMENT AGE is the age at which the Member's Account shall become nonforfeitable if he is an Employee. A Member's Normal Retirement Age is age 65, unless otherwise specified in (a) or (b) below.

            a)    [ ] Age _______. (Less than 65.)

            b) [ ] The older of age _______ (Up to 65.) or his age on the (Select (i) or (ii).)

                  i) [ ] date _____ (Up to 5.) years after the first day of the Plan Year in which his earliest Entry Date occurred.

                  ii) [ ] earlier of the date _____ (Up to 5.) years after his Hire Date or the date 5 years after the first day of the Plan Year in which his earliest Entry Date occurred.

            The provisions of (b) are modified as follows:

            c) [ ] A Member's Normal Retirement Age shall not be older than age _____. (Up to 70.)


      2) START OF RETIREMENT BENEFITS. A Member may choose to have retirement benefits begin on or after his Normal Retirement Date and before he ceases to be an Employee, unless otherwise specified in (a) below.

            a) [ ] A Member may not choose to have retirement benefits begin before he ceases to be an Employee.

                                              Annuity Contract No. GA __________

      3)    EARLY RETIREMENT DATE. (Select (a) or (b).)

            a) [X] Early Retirement Date is the first day of the month before a Member's Normal Retirement Date which he selects for the start of retirement benefits. This day shall be on or after the date the Member ceases to be an Employee and reaches Early Retirement Age. A Member reaches Early Retirement Age on the date the following requirement(s) are met: (Select at least one. A Member's Account is 100% vested if he is an Employee on or after he reaches this age.)

                  i)    [X] He is age 55.

                  ii)   [ ] He has ____ years of Vesting Service.

                  iii)  [ ] He is within ____ years of Normal Retirement Date.

                  iv) [ ] He has been an Active Member ____ years based on his earliest Entry Date.

            b)    [ ] Early retirement is not permitted.


      4) VESTED BENEFIT MODIFICATIONS. Plan Section 5.03 permits an Inactive Member to elect to start benefits after he ceases to be an Employee. The start of benefits is modified as follows: (Select (a) or (b), if applicable.)

            a) [ ] An Inactive Member cannot elect to receive benefit payments from that part of his Vested Account resulting from Elective Deferral Contributions, Matching Contributions, Qualified Nonelective Contributions, Additional Contributions, and Discretionary Contributions before he becomes Totally Disabled (Retirement Date or death, if earlier). A small Vested Account, as defined in Plan Section 10.11, shall be paid earlier in a single sum. (Select (i), if applicable.)

                  i) [ ] Such restriction shall not apply to that part of an Inactive Member's Vested Account resulting from Elective Deferral Contributions.

            b) [ ] An Inactive Member cannot elect to receive benefit payments from that part of his Vested Account resulting from Elective Deferral Contributions, Matching Contributions, Qualified Nonelective Contributions, Additional Contributions, and Discretionary Contributions before he has ceased to be an Employee for a period of time (Retirement Date or death, if earlier). Payment of a small Vested Account, as defined in Plan Section 10.11, shall also be delayed. (Select (i), if applicable.)

                  i) [ ] Such restriction shall not apply to that part of an Inactive Member's Vested Account resulting from Elective Deferral Contributions.

                  The period of time is (Select (ii) or (iii).)

                  ii)   [ ] ____ months. (Up to 60.)

                  iii)  [ ] ____ years. (Up to 5.)

                                              Annuity Contract No. GA __________

      5) The REQUIRED BEGINNING DATE for a Member who is 5-percent Owner, as defined in Plan Section 7.02, is the April 1 of the calendar year following the calendar year in which he attains age 70 1/2.

            The Required Beginning Date for any Member who is not a 5-percent Owner, as defined in Plan Section 7.02, is the April 1 of the calendar year following the later of the calendar year in which he attains age 70 1/2 or the calendar year in which he retires, unless otherwise specified in (a) below.

            a) [ ] LATER OF AGE 70 1/2 OR RETIRE FOR BENEFITS ACCRUED AFTER DATE. The Required Beginning Date is the April 1 of the calendar year following the calendar year in which he attains age 70 1/2, except that the Required Beginning Date for benefits accrued after the later of the adoption or effective date of the amendment to the Plan changing the Required Beginning Date is the April 1 of the calendar year following the later of the calendar year in which he attains age 70 1/2 or the calendar year in which he retires.

            If (5)(a) is not selected and the Plan previously provided for a Required Beginning Date based on age 70 1/2 for all Members, the following shall apply to any Member who is not a 5-percent Owner, as defined in Plan Section 7.02.

            b) Any such Member attaining age 70 1/2 in years after 1995 may elect by April 1 of the calendar year following the calendar year in which he attained age 70 1/2 (or by December 31, 1997 in the case of a Member attaining age 70 1/2 in 1996) to defer distributions until the calendar year following the calendar year in which he retires, unless otherwise specified in (i) below.

                  i) [ ] NO DEFERRAL. (Only available if (5)(a) above is not selected.) The Member shall begin receiving distributions by the April 1 of the calendar year following the year in which he attained age 70 1/2 (or by December 31, 1997 in the case of a Member attaining age 70 1/2 in 1996).

            c) Any such Member attaining age 70 1/2 in years prior to 1997 may elect to stop distributions which are not purchased annuities and recommence by the April 1 of the calendar year following the year in which he retires, unless otherwise specified in (i) below.

                  i) [ ] NO STOPPING. (Only available if (5)(a) above is not selected.) The Member may not elect to stop distributions.

                  If the Member is permitted to stop distributions, there shall be a new Annuity Starting Date upon recommencement, unless otherwise specified in (ii) below.

                  ii)   [ ] NO NEW ANNUITY STARTING DATE. (Only available if
                        (5)(a) and (5)(c)(i) above are not selected.) There shall be no new Annuity Starting Date.

                                              Annuity Contract No. GA __________

      6) AUTOMATIC ROLLOVER OF SMALL AMOUNTS PAYMENT. If any part of a distribution made under Plan Section 10.11 is an Eligible Rollover Distribution which is equal to or more than $1000 and for which the Distributee has not elected otherwise, such Eligible Rollover Distribution shall be rolled over to an Individual Retirement Account (IRA) with an affiliate of Principal Life Insurance Company, unless otherwise specified in (a) below. (See Plan Section 10.02.)

            a) [ ] Such Eligible Rollover Distributions shall be paid to the Distributee.

AA.   FORMS OF DISTRIBUTION FOR RETIREMENT BENEFITS.

      1) OPTIONS. The options available under the Plan shall be those specified in Plan Section 6.02 (includes life annuities) unless otherwise specified in (a) below.

            NOTE: If this Plan is a direct or indirect transferee after December 31, 1984, of a defined benefit plan, money purchase plan, target benefit plan, stock bonus plan, or profit sharing plan which is subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417, (a) below cannot be selected.

            a) [ ] The options available under the Plan shall be those specified in subparagraph (a)(2) of Plan Section 6A.02 (does not include life annuities or full flexibility option), unless otherwise specified in (i) below.

                  i) [ ] The only options available under the Plan shall be the options specified in subparagraph (a)(1) of Plan
                        Section 6A.02 (single sum payment and distribution in kind).

            NOTE: If the Plan later becomes a direct or indirect transferee of a defined benefit plan, money purchase plan, target benefit plan, stock bonus plan, or profit sharing plan which is subject to the survivor annuity requirements of Code Section 401(a)(11) and 417, then the options available under the Plan shall be those specified in Plan Section 6.02 and the selections in (1) above shall be void.

      2) The options specified in Plan Section 6.02 (includes life annuities) may be modified as provided below. (Select any that apply.)

            a) [ ] NO FULL FLEXIBILITY OPTION. (Only available if (1)(a) above is not selected.) The full flexibility option shall not be available.

            b) [ ] SINGLE SUM LIMITED. (Only available if (1)(a) above is not selected; if U(1)(a)(v) is not selected; Item U(5)(a) is not selected; and Items Y(3), (4), and (5) are not selected.) A Member may not receive a single sum payment of that part of his Vested Account resulting from Elective Deferral Contributions, Matching Contributions, Qualified Nonelective Contributions, Additional Contributions, and Discretionary Contributions (Select (i) or (ii).)

                  i)    [ ] at any time.

                                              Annuity Contract No. GA __________

                  ii) [ ] before his Retirement Date or the date he becomes Totally Disabled, if earlier.

                  If (2)(a) is not selected, the full flexibility option shall not be available for that part of a Member's Vested Account which he cannot receive in a single sum.

                  NOTE: A small Vested Account, as defined in Plan Section 10.11, shall be paid in a single sum.

      3) If the Plan is being amended to eliminate or restrict an optional form of distribution and the Plan provides a single sum distribution form that is otherwise identical to the optional form of distribution eliminated or restricted, the amendment shall not apply to any distribution with an Annuity Starting Date earlier than the first day of the second Plan Year following the Plan Year in which the amendment is adopted, unless otherwise specified in (a) below.

            a) [ ] 90 DAYS AFTER SUMMARY. The amendment shall not apply to any distribution with an Annuity Starting Date earlier than the earlier of (i) the 90th day after the date the Member receiving the distribution has been furnished a summary that reflects the amendment and satisfies the ERISA requirements at 29 CFR 2520.104b-3 relating to a summary of material modifications or (ii) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

AB.   ADOPTING EMPLOYERS. (Identify Adopting Employers below.)

      NOTE: The Plan must meet the minimum coverage requirement of Code Section 410(b) taking into account all employees of Controlled Groups and Affiliated Service Groups. If you are a member of such a group, other employers in the group may need to adopt this Plan in order for your Plan to meet this requirement. Some employers of the group may also choose to adopt this Plan even though not required. Use this item to identify the other employers in the group whose employees may become Members.

      1) There are no Adopting Employers, unless otherwise specified in (a) below.

            a) [ ] The Adopting Employers listed in (3) below establish a separate plan for the benefit of their Employees or participate with us in a single plan, as specified.

      2)    Separate Plans or Single Plan

            a) SEPARATE PLANS. Adopting Employers may establish a separate plan for the exclusive benefit of their Employees. The establishment of an Adopting Employer's separate plan shall be evidenced in writing according to the provisions of Plan
                  Section 2.04

                                              Annuity Contract No. GA __________

                  NOTE: A separate plan should not be established unless (i) each plan can meet the minimum coverage requirement of Code
                  Section 410(b) separately or (ii) the combined plans can meet the minimum coverage requirement of Code Section 410(b) and the nondiscrimination requirement of Code Section 401(a)(4). The combined plans may not meet the requirement of Code
                  Section 401(a)(4) if the plans provide for a discretionary Matching Contribution or Discretionary Contribution which is determined separately for each Adopting Employer.

            b) SINGLE PLAN. Adopting Employers may participate with us in a single plan. An Adopting Employer's agreement to participate in this Plan shall be evidenced in writing according to the provisions of Plan Section 2.05.

                  NOTE: The provisions of Plan Section 10.03 shall apply in the case of the merger of this Plan with any Prior Plan of an Adopting Employer participating with us in a single plan.

                                              Annuity Contract No. GA __________

3)    The Adopting Employers are:

      a)    Name
                        --------------------------------------------------------
            Address
                        --------------------------------------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------

            Phone No.
                        --------------------------

            Date of Adoption or Participation
                                              -------------------------
            Executed
                     ---------------------------------
            By
               -----------------------------------------------------------------
                                         (Signature)

            Business Title
                           -----------------------------------------------------

            i)    Separate Plans or Single Plan

                  [ ] Separate Plans   [ ] Single Plan

            ii)   Complete A, B, and C below If Separate Plans.

                  A.    EIN
                            -------------------

                  B.    Plan No.
                                 -------------------

                  C.    Fiscal Year End
                                        ------------------------
                                            (Month and day.)

            iii)  Complete A below if this Adopting Employer had a Prior Plan.

                  A.    Date Prior Plan established
                                                    ----------------------------

            iv)   Complete A below, if applicable.

                  A. This Adopting Employer has waived the entry requirements selected below for its Employees who are Eligible Employees on the date specified. (Your selections in Item L(5) apply only to the primary Employer in Item B.)

                        [ ] Age   [ ] Service

                        Date
                             -----------------------------

                                              Annuity Contract No. GA
                                                                      ---------

      b)    Name
                        --------------------------------------------------------
            Address
                        --------------------------------------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------

            Phone No.
                        --------------------------

            Date of Adoption or Participation
                                              -------------------------
            Executed
                     ---------------------------------
            By
               -----------------------------------------------------------------
                                         (Signature)

            Business Title
                           -----------------------------------------------------

            i)    Separate Plans or Single Plan

                  [ ] Separate Plans   [ ] Single Plan

            ii)   Complete A, B, and C below If Separate Plans.

                  A.    EIN
                            -------------------

                  B.    Plan No.
                                 -------------------

                  C.    Fiscal Year End
                                        ------------------------
                                            (Month and day.)

            iii)  Complete A below if this Adopting Employer had a Prior Plan.

                  A.    Date Prior Plan established
                                                    ----------------------------

            iv)   Complete A below, if applicable.

                  A. This Adopting Employer has waived the entry requirements selected below for its Employees who are Eligible Employees on the date specified. (Your selections in Item L(5) apply only to the primary Employer in Item B.)

                        [ ] Age   [ ] Service

                        Date
                             -----------------------------

                                              Annuity Contract No. GA
                                                                      ---------

      c)    Name
                        --------------------------------------------------------
            Address
                        --------------------------------------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------

            Phone No.
                        --------------------------

            Date of Adoption or Participation
                                              -------------------------
            Executed
                     ---------------------------------
            By
               -----------------------------------------------------------------
                                         (Signature)

            Business Title
                           -----------------------------------------------------

            i)    Separate Plans or Single Plan

                  [ ] Separate Plans   [ ] Single Plan

            ii)   Complete A, B, and C below If Separate Plans.

                  A.    EIN
                            -------------------

                  B.    Plan No.
                                 -------------------

                  C.    Fiscal Year End
                                        ------------------------
                                            (Month and day.)

            iii)  Complete A below if this Adopting Employer had a Prior Plan.

                  A.    Date Prior Plan established
                                                    ----------------------------

            iv)   Complete A below, if applicable.

                  A. This Adopting Employer has waived the entry requirements selected below for its Employees who are Eligible Employees on the date specified. (Your selections in Item L(5) apply only to the primary Employer in Item B.)

                        [ ] Age   [ ] Service

                        Date
                             -----------------------------

                                              Annuity Contract No. GA
                                                                      --------

      d)    Name
                        --------------------------------------------------------
            Address
                        --------------------------------------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------

            Phone No.
                        --------------------------

            Date of Adoption or Participation
                                              -------------------------
            Executed
                     ---------------------------------
            By
               -----------------------------------------------------------------
                                         (Signature)

            Business Title
                           -----------------------------------------------------

            i)    Separate Plans or Single Plan

                  [ ] Separate Plans   [ ] Single Plan

            ii)   Complete A, B, and C below If Separate Plans.

                  A.    EIN
                            -------------------

                  B.    Plan No.
                                 -------------------

                  C.    Fiscal Year End
                                        ------------------------
                                            (Month and day.)

            iii)  Complete A below if this Adopting Employer had a Prior Plan.

                  A.    Date Prior Plan established
                                                    ----------------------------

            iv)   Complete A below, if applicable.

                  A. This Adopting Employer has waived the entry requirements selected below for its Employees who are Eligible Employees on the date specified. (Your selections in Item L(5) apply only to the primary Employer in Item B.)

                        [ ] Age   [ ] Service

                        Date
                             -----------------------------

                                              Annuity Contract No. GA
                                                                      ----------

      e)    Name
                        --------------------------------------------------------
            Address
                        --------------------------------------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------

            Phone No.
                        --------------------------

            Date of Adoption or Participation
                                              -------------------------
            Executed
                     ---------------------------------
            By
               -----------------------------------------------------------------
                                         (Signature)

            Business Title
                           -----------------------------------------------------

            i)    Separate Plans or Single Plan

                  [ ] Separate Plans   [ ] Single Plan

            ii)   Complete A, B, and C below If Separate Plans.

                  A.    EIN
                            -------------------

                  B.    Plan No.
                                 -------------------

                  C.    Fiscal Year End
                                        ------------------------
                                            (Month and day.)

            iii)  Complete A below if this Adopting Employer had a Prior Plan.

                  A.    Date Prior Plan established
                                                    ----------------------------

            iv)   Complete A below, if applicable.

                  A. This Adopting Employer has waived the entry requirements selected below for its Employees who are Eligible Employees on the date specified. (Your selections in Item L(5) apply only to the primary Employer in Item B.)

                        [ ] Age   [ ] Service

                        Date
                             -----------------------------

                                              Annuity Contract No. GA
                                                                      ----------

      f)    Name
                        --------------------------------------------------------
            Address
                        --------------------------------------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------

            Phone No.
                        --------------------------

            Date of Adoption or Participation
                                              -------------------------
            Executed
                     ---------------------------------
            By
               -----------------------------------------------------------------
                                         (Signature)

            Business Title
                           -----------------------------------------------------

            i)    Separate Plans or Single Plan

                  [ ] Separate Plans   [ ] Single Plan

            ii)   Complete A, B, and C below If Separate Plans.

                  A.    EIN
                            -------------------

                  B.    Plan No.
                                 -------------------

                  C.    Fiscal Year End
                                        ------------------------
                                            (Month and day.)

            iii)  Complete A below if this Adopting Employer had a Prior Plan.

                  A.    Date Prior Plan established
                                                    ----------------------------

            iv)   Complete A below, if applicable.

                  A. This Adopting Employer has waived the entry requirements selected below for its Employees who are Eligible Employees on the date specified. (Your selections in Item L(5) apply only to the primary Employer in Item B.)

                        [ ] Age   [ ] Service

                        Date
                             -----------------------------

                                              Annuity Contract No. GA
                                                                      ----------

      g)    Name
                        --------------------------------------------------------
            Address
                        --------------------------------------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------

            Phone No.
                        --------------------------

            Date of Adoption or Participation
                                              -------------------------
            Executed
                     ---------------------------------
            By
               -----------------------------------------------------------------
                                         (Signature)

            Business Title
                           -----------------------------------------------------

            i)    Separate Plans or Single Plan

                  [ ] Separate Plans   [ ] Single Plan

            ii)   Complete A, B, and C below If Separate Plans.

                  A.    EIN
                            -------------------

                  B.    Plan No.
                                 -------------------

                  C.    Fiscal Year End
                                        ------------------------
                                            (Month and day.)

            iii)  Complete A below if this Adopting Employer had a Prior Plan.

                  A.    Date Prior Plan established
                                                    ----------------------------

            iv)   Complete A below, if applicable.

                  A. This Adopting Employer has waived the entry requirements selected below for its Employees who are Eligible Employees on the date specified. (Your selections in Item L(5) apply only to the primary Employer in Item B.)

                        [ ] Age   [ ] Service

                        Date
                             -----------------------------

                                              Annuity Contract No. GA
                                                                      ----------

      h)    Name
                        --------------------------------------------------------
            Address
                        --------------------------------------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------

            Phone No.
                        --------------------------

            Date of Adoption or Participation
                                              -------------------------
            Executed
                     ---------------------------------
            By
               -----------------------------------------------------------------
                                         (Signature)

            Business Title
                           -----------------------------------------------------

            i)    Separate Plans or Single Plan

                  [ ] Separate Plans   [ ] Single Plan

            ii)   Complete A, B, and C below If Separate Plans.

                  A.    EIN
                            -------------------

                  B.    Plan No.
                                 -------------------

                  C.    Fiscal Year End
                                        ------------------------
                                            (Month and day.)

            iii)  Complete A below if this Adopting Employer had a Prior Plan.

                  A.    Date Prior Plan established
                                                    ----------------------------

            iv)   Complete A below, if applicable.

                  A. This Adopting Employer has waived the entry requirements selected below for its Employees who are Eligible Employees on the date specified. (Your selections in Item L(5) apply only to the primary Employer in Item B.)

                        [ ] Age   [ ] Service

                        Date
                             -----------------------------

                                              Annuity Contract No. GA
                                                                      ----------

By executing this Adoption Agreement, we, the Employer, adopt the "Principal Financial Group Prototype for Savings Plans" for the exclusive benefit of our Employees. Our selections and specifications contained in this Adoption Agreement and the terms, provisions, and conditions provided in the Principal Financial Group Prototype Basic Savings Plan constitute our PLAN. No other basic plan may be used with this Adoption Agreement.

It is understood that Principal Life Insurance Company is not a party to our Plan and shall not be responsible for any tax or legal aspects of our Plan. We assume responsibility for these matters. We acknowledge that we have counseled, to the extent necessary, with selected legal and tax advisors. The obligations of Principal Life Insurance Company shall be governed solely by the provisions of its contracts and policies. Principal Life Insurance Company shall not be required to look into any action taken by the Plan Administrator, Named Fiduciary, Trustee, Investment Manager, or us and shall be fully protected in taking, permitting or omitting any action on the basis of our actions. Principal Life Insurance Company shall incur no liability or responsibility for carrying out actions as directed by the Plan Administrator, Named Fiduciary, Trustee, Investment Manager, or us.

                            (Complete in black ink.)

This Adoption Agreement is executed
                                    ------------------------------

FOR THE EMPLOYER

By my signature, I certify that I have reviewed the terms of and the Items selected within this Adoption Agreement. If the Plan has a Trust Agreement in effect, I hereby certify that a copy of this Plan document shall be provided to each Trustee and proper signatures will be obtained on the appropriate attachment to the Basic Plan.

[ ] (Only available if Item U(1)(a)(i) is selected.) By my signature, I hearby direct the Trustee under the Discretionary Trust Agreement to enter into the Principal Financial Group Electronic Linkage(SM) Group Custodial Agreement.

[X] (Only available if Item U(1)(a)(v) is selected.) By my signature, I hearby direct Delaware Charter Guarantee & Trust Company, conducting business under the trade name of Trustar Retirement Services, to enter into the Principal Financial Group Electronic Linkage(SM) Group Custodial Agreement.

[ ] (Only available if Item U(1)(a)(v) is selected.) By my signature, I hearby direct Delaware Charter Guarantee & Trust Company, conducting business under the trade name of Trustar(SM) Retirement Services, to enter into the Principal Self-Directed Brokerage Account.


By   /s/ Diane Belz
   -----------------------------------------------------------------------------
                                   (Signature)

Business Title SVP of Human Resources
                                     -------------------------------------------

[ ] By my signature above, I hereby execute this Adoption Agreement on behalf of each Adopting Employer identified in Item AB.

ACKNOWLEDGMENT BY THE NAMED FIDUCIARY (Complete if other than the Employer).


By
   -----------------------------------------------------------------------------
                                   (Signature)

                                              Annuity Contract No. GA
                                                                      ----------

This Plan is an important legal document. It may not fit your situation. You will want to consult with your lawyer on whether it does fit your situation and on its tax and legal implications, for which neither Principal Life Insurance Company, nor its agents, can assume responsibility.

Failure to properly fill out this Adoption Agreement may result in disqualification of this Plan. Principal Life Insurance Company will inform you of any amendments made to the Plan or of the abandonment of the Plan. The address of Principal Life Insurance Company is 711 High Street, Des Moines, Iowa 50392-0001. When you first adopt the prototype, Principal Life will assign a contact person and give you a toll-free number. If you have not been assigned a contact person, call 1-800-543-4015, extension 88126, for assistance.

You may rely on an opinion letter issued by the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401 only to the extent provided in Announcement 2001-77, 2001-30 I.R.B.

You may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Announcement 2001-77.

In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

                                              Annuity Contract No. GA __________

Item S(3)(a): The method used to limit Annual Additions to the Maximum Permissible Amount:




Item S(4): For Limitation Years beginning before January 1, 2000, the method used to satisfy the 1.0 limitation of Code Section 415:




Item S(6): The method used to meet the minimum contribution and benefit requirements in Plan Years when this is a Top-heavy Plan:


                                              Annuity Contract No. GA __________

                 GOOD FAITH COMPLIANCE AMENDMENT TO COMPLY WITH
          SECTION 414(v) OF THE INTERNAL REVENUE CODE AS AMENDED BY THE
       ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 (EGTRRA)


This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder.

This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

Plan Name Equity One, Inc. Savings & Retirement Plan
          ----------------------------------------------------------------------
                                                                               .
-------------------------------------------------------------------------------

The Plan named above gives the Employer the right to amend the provisions of the Adoption Agreement at any time. According to that right, the plan is amended as follows:

CATCH-UP CONTRIBUTIONS.

a) [X] The provisions allowing Catch-up Contributions shall apply to Contributions received after December 31, 2001.

b) [ ] The provisions allowing Catch-up Contributions shall apply to Contributions after

                                         (Must be later than December 31, 2001.)
      -----------------------------------

c) [ ] Catch-up Contributions are not permitted.


Signed this     12th     day of   August                        ,  2002     .
            ------------        -------------------------------- -----------

                                        By  /s/ Diane Belz
                                           -------------------------------------
                                        SVP of Human Resources
                                        ----------------------------------------
                                                         Title


                                                [PRINCIPAL FINANCIAL GROUP LOGO]


                                              Annuity Contract No. GA
                                                                      ----------

              UNILATERAL GOOD FAITH COMPLIANCE AMENDMENT FOR THE
      ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 (EGTRRA)

Principal Life Insurance Company hereby amends the following prototype plans and by such amendment, amends each retirement plan set forth on any such prototype by an adopting employer.

The Principal Financial Group Prototype for Savings Plans:

With an approval date of October 26, 1992

Plus                                                            Letter Serial No.: D347609B     Plan No.: 001     Basic Plan No.: 03
Standardized                                                    Letter Serial No.: D247610B     Plan No.: 002     Basic Plan No.: 03
With an approval date of August 7, 2001 (GUST proto)
Nonstandardized                                                 Letter Serial No.: K305394a     Plan No.: 001     Basic Plan No.: 02
Standardized                                                    Letter Serial No.: K205395a     Plan No.: 002     Basic Plan No.: 02

This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

ELECTIVE DEFERRALS - CONTRIBUTION LIMITATION

No Member shall be permitted to have Elective Deferral Contributions, as defined in Section 3.07, made under this Plan, or any other qualified plan maintained by us, during any taxable year in excess of the dollar limitation contained in Code
Section 402(g) in effect for such taxable year, except to the extent permitted in the Catch-up Contributions section of this amendment that provides for catch-up contributions under EGTRRA section 631 and Code Section 414(v), if applicable.

MAXIMUM SALARY REDUCTION CONTRIBUTIONS - 401(K) SIMPLE

Except to the extent permitted in the Catch-up Contributions section of this amendment that provides for catch-up contributions under EGTRRA section 631 and Code Section 414(v), if applicable, the maximum salary reduction contribution that can be made to this Plan is the amount determined under Code Section 408(p)(2)(A)(ii) for the calendar year.

INCREASE IN COMPENSATION LIMIT

For Plan Years beginning on and after January 1, 2002, the annual Pay of each Member taken into account for determining all benefits provided under the Plan for any determination period shall not exceed $200,000, as adjusted for increases in the cost-of-living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.

If Pay for any prior determination period is taken into account in determining a Member's contributions or benefits for the current Plan Year, the Pay for such prior determination period is subject to the applicable annual pay limit in effect for that determination period. For this purpose, in determining contributions or benefits in Plan Years beginning on or after January 1, 2002, the annual Pay limit in effect for determination periods beginning before that date is $200,000.

LIMITATIONS ON CONTRIBUTIONS

EFFECTIVE DATE. This section shall be effective for Limitation Years beginning after December 31, 2001.

MAXIMUM ANNUAL ADDITION. Except to the extent permitted in the Catch-up Contributions section of this amendment that provides for catch-up contributions under EGTRRA section 631 and Code Section 414(v), if applicable, the Annual Addition that may be contributed or allocated to a Member s Account under the Plan for any Limitation Year shall not exceed the lesser of:

a) $40,000, as adjusted for increases in the cost-of-living under Code Section 415(d), or

b) 100 percent of the Member's Compensation, for the Limitation Year.

The compensation limitation referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code Section 401(h) or 419A(f)(2)) which is otherwise treated as an Annual Addition.

ELECTIVE DEFERRAL LIMITS. The Elective Deferral Contributions item in the Adoption Agreement is amended to allow a Member to defer more than 20% of Pay for the Plan Year.

OTHER LIMITS. The Contribution Modifications item in the Adoption Agreement is amended to allow a percentage greater than 25%.

CATCH-UP CONTRIBUTIONS

EFFECTIVE DATE. This section shall apply to Contributions received after December 31, 2001.

CATCH-UP CONTRIBUTIONS. If elected by the Employer in the Adoption Agreement, all employees who are eligible to make Elective Deferral Contributions under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Code Section 414(v). Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416,
as applicable, by reason of the making of such catch-up contributions.

The Elective Deferral Contributions item in the Adoption Agreement is amended to add the following choices:

a) The provisions allowing Catch-up Contributions shall apply to Contributions received after December 31, 2001.

b) The provisions allowing Catch-up Contributions shall apply to Contributions received after ___________________________, ___________. (Must be later than
December 31, 2001.)

c) Catch-up Contributions are not permitted.

MODIFICATION OF TOP-HEAVY RULES

EFFECTIVE DATE. This section shall apply for purposes of determining whether the Plan is a Top-heavy Plan for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Code Section 416(c) for such years. This section amends Article X (Article XI GUST proto) of the Plan.

DETERMINATION OF TOP-HEAVY STATUS.

KEY EMPLOYEE means any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was:

a) an officer of ours if such individual's annual Compensation is more than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002),

b) a 5-percent owner of us, or

c) a 1-percent owner of us who has annual Compensation of more than $150,000.

The determination period is the Plan Year containing the Determination Date.

The determination of who is a Key Employee shall be made according to Code
Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

DETERMINATION OF PRESENT VALUES AND AMOUNTS. This section shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the Determination Date.

DISTRIBUTIONS DURING YEAR ENDING ON THE DETERMINATION DATE. The present values of accrued benefits and the amounts of account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Code
Section 416(g)(2) during the one-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "five-year period" for "one-year period."

EMPLOYEES NOT PERFORMING SERVICES DURING YEAR ENDING ON THE DETERMINATION DATE. The accrued benefits and accounts of any individual who has not performed services for us during the one-year period ending on the Determination Date shall not be taken into account.

MINIMUM BENEFITS.

MATCHING CONTRIBUTIONS. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code
Section 416(c)(2) and the Plan. The preceding sentence shall apply with respect to Matching Contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Code Section 401(m).

CONTRIBUTIONS UNDER OTHER PLANS. We may provide in the Adoption Agreement that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Code Section 401(k)(12) and matching contributions with respect to which the requirements of Code Section 401(m)(11) are met).

MODIFICATION OF TOP-HEAVY RULES -- 401(K) SAFE HARBOR

The top-heavy requirements of Code Section 416 and Article X (Article XI GUST proto) of the Plan shall not apply in any year beginning after December 31, 2001, in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Code Section 401(k)(12) and matching contributions with respect to which the requirements of Code Section 401(m)(11) are met.

VESTING OF EMPLOYER MATCHING CONTRIBUTIONS

APPLICABILITY. This section shall apply to Members with accrued benefits derived from Matching Contributions who complete an hour of service under the Plan in a Plan Year beginning after December 31, 2001.

VESTING SCHEDULE. If the vesting schedule selected in Item U(2) (Item V(2) of the GUST proto) applies to Matching Contributions and does not provide for a vesting schedule that is at least as fast as either the 3-year cliff or the 6-year graded vesting schedule required by EGTRRA, the vesting schedule for Matching Contributions shall be based on the following:

                 Current Vesting Schedule for       EGTRRA Vesting Schedule for
                 Matching Contributions             Matching Contributions
                 7-year graded                      6-year graded
less than 1      0                                  0
1                0                                  0
2                0                                  20
3                20                                 40
4                40                                 60
5                60                                 80
6                80                                 100
7                100

                 Current Vesting Schedule for       EGTRRA Vesting Schedule for
                 Matching Contributions             Matching Contributions
                 5-year cliff                       3-year cliff
less than 1      0                                  0
1                0                                  0
2                0                                  0
3                0                                  100
4                0
5                100

                 Current Vesting Schedule For       EGTRRA Vesting Schedule For
                 Matching Contributions             Matching Contributions
                 4-year cliff                       3-year cliff
less than 1      0                                  0
1                0                                  0
2                0                                  0
3                0                                  100
4                100

If the current vesting schedule for Matching Contributions provides for partial vesting between 0% and 100% (other than a 7-year graded vesting schedule), a blended schedule shall apply which would provide the better of the current vesting schedule or the 6-year graded vesting schedule for each year of service.

ROLLOVERS FROM OTHER PLANS

If Rollover Contributions are allowed, the Plan will accept Member Rollover Contributions and/or direct rollovers of distributions made after December 31, 2001 from the types of plans specified below beginning January 1, 2002.

DIRECT ROLLOVERS

The Plan will accept a direct rollover of an Eligible Rollover Distribution from:

a) a qualified plan described in Code Section 401(a) or 403(a), including after-tax employee contributions.

b) an annuity contract described in Code Section 403(b), excluding after-tax employee contributions.

c) an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

MEMBER ROLLOVER CONTRIBUTIONS FROM OTHER PLANS

The Plan will accept a Member contribution of an Eligible Rollover Distribution from:

a) a qualified plan described in Code Section 401(a) or 403(a).

b) an annuity contract described in Code Section 403(b).

c) an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

MEMBER ROLLOVER CONTRIBUTIONS FROM IRAS

The Plan will accept a Member Rollover Contribution of the portion of a distribution from an individual retirement account or individual retirement annuity described in Code Section 408(a) or (b) that is eligible to be rolled over and would otherwise be includible in gross income.

DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS

EFFECTIVE DATE. This section shall apply to distributions made after December 31, 2001.

MODIFICATION OF DEFINITION OF ELIGIBLE RETIREMENT PLAN. For purposes of the direct rollover provisions in Section 9.01A (10.02 GUST proto) of the Plan, an Eligible Retirement Plan shall also mean an annuity contract described in Code
Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code
Section 414(p).

MODIFICATION OF DEFINITION OF ELIGIBLE ROLLOVER DISTRIBUTION TO EXCLUDE HARDSHIP DISTRIBUTIONS.

For purposes of the direct rollover provisions in Section 9.01A (10.02 GUST proto) of the Plan, any amount that is distributed on account of hardship shall not be an Eligible Rollover Distribution and the Distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

MODIFICATION OF DEFINITION OF ELIGIBLE ROLLOVER DISTRIBUTION TO INCLUDE AFTER-TAX EMPLOYEE CONTRIBUTIONS. For purposes of the direct rollover provisions in Section 9.01A (10.02 GUST proto) of the Plan, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or individual retirement annuity described in Code Section 408(a) or (b), or to a qualified defined contribution plan described in Code
Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

REPEAL OF MULTIPLE USE TEST

The multiple use test described in Treasury Regulation section 1.401(m)-2 and
Section 3.07 of the Plan shall not apply for Plan Years beginning after December 31, 2001.

SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTION

A Member who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and member contributions under this and all other plans of ours for six months after receipt of the distribution. A Member who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and member contributions under this and all other plans of ours for six months after receipt of the distribution or until January 1, 2002, if later.

DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT

EFFECTIVE DATE. This section shall apply for distributions due to severance from employment occurring after December 31, 2001 and distributions that are processed after December 31, 2001 regardless of when the severance from employment occurred.

NEW DISTRIBUTABLE EVENT-DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT. A Member's Elective Deferral Contributions, Qualified Nonelective Contributions, Qualified Matching Contributions, and earnings attributable to these Contributions shall be distributed on account of the Member's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

PLAN LOANS FOR OWNER-EMPLOYEES AND SHAREHOLDER EMPLOYEES

Effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any shareholder-employee or Owner-employee shall cease to apply.

Executed by Principal Life Insurance Company on  November 26, 2001
by /s/ James J. Lang                  .
   -----------------------------------
      Officer

                                  ATTACHMENT E

            TRUSTAR(SM) RETIREMENT SERVICES DIRECTED TRUST AGREEMENT

This Trust agreement is made by and between the undersigned Employer and Delaware Charter Guarantee & Trust Company, a Delaware corporation conducting business under the trade name of Trustar(SM) Retirement Services. The Employer has adopted a Plan, named in the Adoption agreement, for the benefit of its employees. Any change to the name of the Plan shall not affect this Trust Agreement.

For purposes of this document, the terms trust, Trust Agreement, Trust Fund, and Trustee refer only to this Attachment E.

The Employer and the Trustee mutually agree as follows:

SECTION .01-THE TRUST AND TRUST FUND.

By signing this Trust Agreement, the Employer establishes the trust to hold and distribute the Trust Fund in accordance with the provisions of the Plan. Except to the extent that ERISA applies, the laws of the State of Delaware shall govern, control, and determine all questions arising with respect to a Trustee acting pursuant to the provisions of this Trust Agreement, including the validity of its provisions. This Trust Agreement shall be interpreted in a manner consistent with the intent to satisfy the relevant provisions of Code
Section 401(a) and such other provisions of the Code that apply to the Plan.

The Trust Fund consists of the assets held at any time, and from time to time, by the Trusee under this Trust Agreement (including assets held by a group trust that meets the requirements of Revenue Ruling 81-100 (an "81-100 trust"), which may be maintained or administered by an Investment Manager, or assets held by a custodian, transfer agent, broker-dealer, or other entity subject to a proper arrangement with the Trustee) and shall consist of contributions received by the Trustee and all manner of investments, and the proceeds thereof, attributable to those contributions. The Trust Fund shall include only those assets that the Trustee accepts and which are received by the Trustee. The Trust Fund shall be valued at current fair market value as of the last day of the Plan Year and, at the discretion of the Trustee, may be valued more frequently. The valuation shall take into consideration investment earnings credited, expenses charged, payments made, and changes in the values of the assets held in the Trust Fund. The Account of a Member shall be credited with its share of the gains and losses of the Trust Fund. That part of a Member's Account invested in a funding arrangement or other investment vehicle which establishes an account or accounts for such Member thereunder shall be credited with the gains or losses from such account or accounts. That part of a Member's Account which is invested in other funding arrangements or other investment vehicles shall be credited with a proportionate share of the gains or losses of such investments. The share shall be determined by multiplying the gain or loss of the investment by the ratio of
(i) the part of the Member's Account invested in such funding arrangement or other investment vehicle to (ii) the total of the Trust Fund invested in such funding arrangement or other investment vehicle.

The corpus or income of the Trust shall not be used for, or diverted to, purposes other than for the exclusive benefit of the Members or their Beneficiaries.

SECTION .02-THE TRUSTEE.

The Trustee accepts this appointment by executing this Trust Agreement.

The Trustee may resign at any time upon thirty (30) days notice to the Employer, or, with the consent of the Employer, the Trustee may resign with less than thirty (30) days prior notice. Upon such resignation of the Trustee, the Employer shall adopt a successor trust, if one is available from the options set out in the Adoption Agreement.

                                            Annuity Contract No. GA
                                                                    ------------

When a successor trust has been established, the resigning Trustee must assign, transfer, pay over, and deliver to the successor trust all of the Trust Fund, less any unpaid fees or expenses, and such relevant records as the Trustee may possess. No trustee under the successor trust shall be obliged to examine the accounts, records, and acts of any previous Trustee, and such trustee in no way or manner shall be responsible for any action or omission to act on the part of any previous Trustee.

The Employer shall notify the Insurer of any change or Trust Agreement or Trustee.

SECTION .03-DUTIES OF THE TRUSTEE.

The Trustee shall accept Contributions forwarded to Trustee to be held in the trust and shall hold the Trust Fund and administer it according to the provisions of this Trust Agreement. The Trustee has no duty to demand or require that Contributions be made to the trust, nor shall the Trustee be liable to determine the amount of any Contributions to the trust or the adequacy of such Contributions to meet or discharge any liabilities of the Employer or the plan.

The Plan Administrator administers the Plan. The Trustee is not responsible for an aspect of the Plan's administration. A Named Fiduciary may appoint an Investment Manager to manage, including the power to acquire and dispose of, any asset of the Plan. The Trustee is not responsible for any aspect of an Investment Manager's advice, control or management. The Trustee is not required to look into any action taken by the Employer, the Plan Administrator, the Named Fiduciary, a Member, or an Investment Manager, and will be fully protected in taking, permitting, or omitting any action on the basis of their instructions or direction. Any instructions, notice, or direction by the Employer, Plan Administrator, the Named Fiduciary, a Member, or an Investment Manager, given in accordance with the provisions of the Plan shall be given or made as described in this Trust Agreement; any attempted instruction, direction, or notice made in any other format shall be void and of no effect and the Trustee shall not act on such. The Employer will indemnify the Trustee by satisfying any liabilities the Trustee may incur in acting according to the trust provisions upon instruction, direction, or notice from the Employer, the Plan Administrator, the Named Fiduciary, a Member, or an Investment Manager.

SECTION .04-DIRECTED POWERS OF THE TRUSTEE.

The Trustee shall have the following powers with respect to the Trust Fund as appropriate under this Trust Agreement and subject to direction or instruction by the Plan Administrator, Named Fiduciary, Investment Manager, or Member as appropriate under the Plan. In no event shall the Trustee be required to review such directions or instructions, and the Employer shall indemnify and protect the Trustee from any claims resulting from following such directions. The Trustee shall have the power:

a) to receive and hold Contributions forwarded to it under this Trust Agreement and to invest the Trust Fund in one or more of the following as directed by the Plan Administrator, the Named Fiduciary, a Member, or an Investment Manager:

      1) 81-100 trust; provided, however, that as long as the Trustee holds any units in an 81-100 trust hereunder, the instruments establishing and/or amending any such 81-100 trust shall be adopted and made a part of this Trust as though fully set forth herein;

      2)    Custodial arrangement;

      3) Loans to Members, provided such loans are duly authorized by the Plan and that such authorization meets the requirements of both ERISA and the Code;

      4)    Cash or other short-term investments including money market funds;

      5)    Qualifying Employer Securities;

      6) Annuity Contracts with the Insurer which provide for either guaranteed benefits or the

                                            Annuity Contract No. GA
                                                                    ------------
                                       2
            investment of Plan assets in one or more separate accounts maintained by the insurer, or both;

      7)    Exchange-traded debt and equity securities, mutual fund shares; and

      8) Such assets, securities, or investment options as may be necessary to effectuate the purpose of this Trust.

b) to sell, exchange, convey, transfer, or otherwise to dispose of any property held by it, by private contract or at public auction;

c) to vote on all matters by the Member pertaining to all securities and mutual fund shares held by the Trustee directly (other than Qualifying Employer Securities). The Trustee shall vote any securities and mutual fund shares that may be held by it solely as directed by the Member in accordance with this Trust Agreement. If the Trustee received timely directions on how to vote securities or mutual fund shares with regard to fewer than all of the securities or mutual fund shares subject to the vote, the Trustee shall vote such undirected securities or mutual fund shares in the same proportion as those for which it has received timely direction. The Trustee shall be under no duty to investigate any matter relating to a vote and shall have no power or authority to vote other than as set forth in this agreement;

d) if any securities and mutual fund shares are held in an alternate arrangement (other than a self-directed brokerage account), including an 81-100 trust, a sub-trust, ancillary trust or in a custodial arrangement, to inform the trustee or custodian of such alternate arrangement of the voting directions the Trustee has received with regard to securities or mutual fund shares held in such alternate arrangement to identify the securities or mutual fund shares with respect to which the Trustee has received partial or no direction or instruction. Those securities shall then be voted in accordance with the documents governing the 81-100 trust, sub-trust, ancillary trust or custodial arrangement. Nothing in this agreement shall be held as changing or affecting such other trusts or agreements. The Trustee shall have no power or authority to act otherwise than as set out in this paragraph with regard to votes on the securities and mutual fund shares described in this paragraph;

e) to vote and tender Qualifying Employer Securities held hereunder in the manner described in the Plan, or if Qualifying Employer Securities are held in a sub-trust or ancillary trust, to inform the trustee of the voting directions the Trustee has received and to identify the Qualifying Employer Securities with respect to which the Trustee has received partial or no direction or instruction;

f) to vote and tender any securities and mutual fund shares held in a self-directed brokerage account in the manner described in the Plan and applicable brokerage account agreements; and

g) to open such brokerage accounts with a broker/dealer on behalf of the Trust, as may be necessary to effect transactions held in the Trust Fund.

SECTION .05 - COMPLEMENTARY POWERS OF THE TRUSTEE.

In exercising its powers under section .04 of this Trust Agreement and discharging its duties generally under this Trust Agreement, the Trustee shall have the following powers with respect to the Trust Fund:

a) to employ, and pay reasonable compensation to, agents, brokers, broker/dealers, attorneys, accountants, custodians, sub-trustees, ancillary trustees, or other persons, whose advice or services the Trustee may deem necessary in carrying out its duties and powers under this Trust Agreement;

b) to make, execute, acknowledge, and deliver any instruments that may be necessary to carry out the powers granted it, including custodial, 81-100 trust, sub-trust or ancillary trust agreements;

c) to consult with legal counsel, including the Employer's counsel, with respect to the meaning or


                                       3
                                                   Annuity Contract No. GA _____
      construction of, or the Trustee's obligations or duties under, the Plan and trust, or with respect to any action or proceeding or any question of law. The Trustee shall be fully protected with respect to any action it takes in good faith pursuant to the advice of such counsel;

d) to enforce any right, obligation, or claim and, in its absolute discretion, to protect in any way the interest of the Trust Fund and, if the Trustee considers such action for the best interests of the Trust Fund, to abstain from the enforcement of any right, obligation, or claim and to abandon any property which it has held;

e) to institute, maintain, or defend any litigation necessary in connection with the administration of the trust, provided the Trustee shall be under no duty or obligation to do so unless it shall be indemnified to its satisfaction against all expenses and liabilities which it may sustain or be paid reasonable compensation for its own extraordinary services in connection therewith;

f) to hold assets in the Trustee's name or in the name of a nominee and to cause assets to be held by such custodian, 81-100 trust, sub-trustee or ancillary trustee, transfer agent, broker, broker/dealer, or other party as appropriate to carrying out the Trustee's duties under this Trust Agreement;

g) to do all things necessary, in the Trustee's judgment, for the proper performance of the Trustee s duties under this Trust Agreement;

h) to assume, until advised to the contrary, that the trust is qualified under Code Section 401(a);

i) to terminate the Plan's participation in an 81-100 trust or custodial arrangement if such trust or arrangement limits participation to qualified plans and the Trustee learns of a determination by the Internal Revenue Service or a court of competent jurisdiction that the Plan is no longer qualified or that continued participation in the 81-100 trust, sub-trust or ancillary trust or custodial arrangement would have adverse tax consequences for the Plan; and

j) to make appropriate custodial arrangements with a benefits paying agent for the payment of benefits under the Plan.

SECTION .06 - EXPENSES.

The Trustee shall be reimbursed by the Employer for all expenses incurred by the Trustee in exercising its powers and carrying out its duties under this Trust Agreement and for such reasonable compensation for the Trustee as may be agreed upon from time to time by the Employer and the Trustee. If, and to the extent, the Employer does not timely pay such expenses and compensation, they shall be paid from the Trust Fund, either as directed by the Employer, Plan Administrator, the Named Fiduciary, or Investment Manager, as appropriate in accordance with the Plan or pro rata with respect to each Member's Account and, within the investments attributable to that Member's Account including investments in 81-100 trusts, sub-trusts or ancillary trusts, or custodial arrangements. The Trustee may also pay other expenses of the Plan, as directed by the Plan Administrator, the Named Fiduciary, or Investment Manager, as appropriate in accordance with the Plan, from the Trust Fund in the same manner as described above. The Trustee is hereby authorized to collect expenses and compensation as described above.

SECTION .07 - ACCOUNTING.

The Trustee or its designee shall maintain true and accurate records and accounts reflecting all receipts and disbursements of the Trust Fund and containing a description of all Trust Fund assets held hereunder. These records will be open, at the Trustee's regular place of business, to inspection and audit by the Employer, the Plan Administrator, the Investment Manager, and the Named Fiduciary at all reasonable times.


                                       4
                                                    Annuity Contract No. GA_____

Writing (handwriting, typing, printing), photostating, photographing, microfilming, magnetic impulse, mechanical, electrical, or electronic recording, or other forms of data compilation shall be acceptable means of keeping records.

The Trustee or its designee shall file all reports, returns, and information required to be filed by Trustees under the Code and regulations and rulings issued under the Code.

The Trustee or its designee shall file with the Employer an accounting of its transactions as soon as practical after the first day of each Plan Year or any other date specified. Any such report or accounting is open to inspection by a Member for a period of sixty (60) days following the date it is filed. At the end of the sixty-day period, the Trustee is released and discharged as to any matters set forth in the report or account, except with respect to any act or omission as to which a Member, the Employer, the Plan Administrator, or the Named Fiduciary has filed a written objection within the sixty-day period.

In preparing its reports, the Trustee shall be permitted to rely upon, and deem accurate without the need for independent verification, reports furnished to the Employer, Plan Administrator, or Trustee by the Insurer, any Investment Manager, and any investment fund or custodian.

SECTION .08 -- AMENDMENT.

The Employer delegates authority to Principal Life Insurance Company, as sponsor of the prototype plan, to amend this Trust Agreement, and hereby agrees to any such amendment. No such amendment shall alter or increase the duties or responsibilities of the Trustee without the Trustee's written consent nor permit any part of the corpus or income of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Members or their Beneficiaries.

The Employer and the Trustee jointly reserve the right to amend this Trust Agreement by written instrument executed by both parties at any time upon terms mutually acceptable, and effective as agreed by the Employer and the Trustee, subject to the following paragraph.

If the Employer amends this Trust Agreement on its own authority and not by way of the authority delegated to Principal Life Insurance Company, then this Trust Agreement and the Plan it funds will no longer be a prototype plan within the meaning of governmental regulations. In that event, Principal Life Insurance Company will not be the prototype plan sponsor and the Plan will not be a prototype plan. The Employer may continue its retirement program under separate and distinct documents from the Trust Agreement and Plan. However, this Trust Agreement will cease and all Plan assets and Annuity Contracts held hereunder will be transferred to an alternate funding medium under the terms of the terminated, restated, or new plan, whichever is applicable.

SECTION .09 -- TERMINATION.

The Employer reserves the right to terminate this Trust Agreement by a written instrument delivered to the Trustee. This Trust Agreement shall automatically terminate upon the dissolution or liquidation of the Employer unless a successor corporation or business organization agrees in writing to assume the obligations of the Plan and this trust.

In the event of the termination of the trust while the Plan is being continued, the Employer agrees to amend the Plan by the adoption of a superceding Adoption Agreement. The Annuity Contract held in the Trust Fund at the time this trust is terminated shall be transferred to the Employer and the remainder of the assets of the Trust Fund shall be transferred to the person or institution authorized in writing by the Employer to receive such assets.

If the Employer does not direct the transfer of the remainder of the assets of the Trust Fund to a person or institution authorized in writing by the Employer to receive such assets or the Trustee


                                            Annuity Contract No. GA
                                                                    ------------
is not informed of the identity of any such person, the Trustee shall seek appointment of an appropriate recipient. The Trustee shall be paid all expenses incurred in doing so.

In the event of the termination of the Trust Agreement on account of termination of the Plan, the assets of the Trust Fund shall be applied as directed by the Employer, the Plan Administrator, or the Named Fiduciary, to provide the benefits specified in the Plan upon termination of the Plan.

SECTION .10 -- INSURER.

With regard to any portion of the assets of the Trust Fund consisting of Annuity Contracts issued by an Insurer, such Insurer shall in no event be deemed to be a party to this trust or to be responsible for its validity. The obligations and responsibilities of the Insurer shall be measured and determined solely by the terms of the Annuity Contract and it shall not be required to do any act not provided in, or any act contrary to, the provisions of such Annuity Contract.

The Insurer shall not be required to look into the terms of this Trust Agreement or question any action of the Trustee, nor shall it be responsible to see that any action of the Trustee is authorized. The Insurer shall act only upon the direction of the Trustee and shall be fully discharged from any and all liability for any amount paid to the Trustee or paid in accordance with the direction of the Trustee or for any change made, or action taken, upon such direction and shall not be obligated to see that any money paid by it to the Trustee or to any person shall be properly distributed or applied. Any instrument executed by the Trustee may be treated as conclusive. The Insurer shall be without liability in taking, permitting, or omitting any action on the faith of any such instrument and shall incur no liability or responsibility for doing so.

Notices, proposed contract amendments, rate or fee changes, or other communications regarding any Annuity Contracts that may be held hereunder will be sent directly to either the Employer or the Trustee shall not take any action with respect to any such notice, proposed amendment, change, or other communication unless the Trustee receives appropriate written direction from the Employer. Any rights of a contractholder under any such Annuity Contract, including rights to discontinue, amend, or otherwise modify the Annuity Contract shall be exercised only upon the specific written direction of the Employer.

SECTION .11 -- LIMITATION ON RIGHTS AND REMEDIES.

In any action or proceeding involving the Trust Fund, or the administration of the Trust Fund, only the Trustee and the Employer shall be the necessary parties. Unless otherwise ordered by the court entertaining jurisdiction thereover, no other person having or claiming to have an interest in the Trust Fund shall be entitled to any notice or service of process. Any final judgment entered in such an action or proceeding shall be conclusive upon all persons claiming under this Trust Agreement.

SECTION .12 -- LIMITATION OF TRUSTEE'S LIABILITY.

a) Any direction, instruction, or notice by the Trustee or to the Trustee by a Member, the Employer, the Plan Administrator, the Investment Manager, the Named Fiduciary, the Insurer, or other person pursuant to any of the provisions of this Plan and trust shall be in writing and delivered by regular mail, and shall be effective only upon actual receipt. The Employer and the Trustee may agree in writing that any such direction, instruction, or notice may be given by alternative methods, including facsimile transmission, telephone, or electronic transmission to any e-mail address, fax, or telephone number and shall, with regard to such alternate means of giving any such direction, instruction, or notice, provide for the use of identifying numbers or procedures that must be followed with regard to the giving of any such direction, instruction, or notice. The Employer shall inform the Plan Administrator, Named Fiduciary, Members, and any Investment Manager of such agreed upon alternative methods. The Trustee shall not be under any duty or obligation to act on any notice, instruction, or direction received in a form other than those agreed upon between the Employer and the Trustee. The Trustee may absolutely rely upon any and all such directions, instructions, or notices

                                            Annuity Contract No. GA
                                                                    ------------
      reasonably believed by it to be genuine and shall be fully protected in acting in accordance therewith. The Employer agrees to indemnify and hold the Trustee harmless against any loss, cost, claim damage, expense, and liability (including attorney's fees) and other costs it may incur in acting upon such notice, instructions, or directions. Except for the Trustee's own negligence, the Trustee shall incur no liability for any act or failure to act pursuant to this Trust Agreement, unless a higher standard of care is imposed by ERISA.

b) The Trustee is not liable for the acts or omissions of any Investment Manager, the Employer, the Plan Administrator, or the Insurer, nor is the Trustee under any obligation to invest or otherwise manage any asset of the Plan which is subject to the management of a properly appointed Investment Manager. The Employer, the Plan Administrator, the Trustee, and any properly appointed Investment Manager may execute a letter of agreement as a part of this Plan delineating the duties, responsibilities, fee structure, and liabilities of the Investment Manager with respect to any part of the Trust Fund under the control of the Investment Manager.

c) The Trustee may assume that the Employer, the Plan Administrator, the Investment Manager, and the Insurer are appropriately discharging their duties under the Plan and this Trust Agreement unless and until it is notified to the contrary in writing by any person known to the Trustee to be a Member in the Plan, the Employer, or a governmental agency with jurisdiction. In the event the Trustee receives said written notice, then the Trustee shall take any actions it deems appropriate, including, if the Trustee so desires, applying to a court of competent jurisdiction and/or Federal regulatory authorities for guidance with respect to disposition of the Trust Fund.

d) The Trustee shall have no responsibility for the management and control of the Trust Fund beyond implementation of instructions, notice, or directions received by the Trustee in accordance with this Trust Agreement, it being contemplated that all Plan assets will be under the control or direction of the Insurer or a properly appointed Investment Manager, or subject to Member, Employer, Plan Administrator, or Named Fiduciary direction. The Trustee shall not be responsible for reviewing reports provided by the Insurer or any Investment Manager. The Trustee will be under no duty of inquiry or review with regard to any direction, instruction, or notice that it may receive in accordance with this Trust Agreement.

e) The duties and responsibilities of the Trustee shall be limited to those set forth in this Trust Agreement and nothing contained in this Trust Agreement shall be deemed, either expressly or by implication, to impose any additional duties, powers, or responsibilities on the Trustee.

SECTION .13 - SECTION 404(C) COMPLIANCE.

The Trustee shall have no duty or responsibility to review any aspect of the Plan or its administration relating to compliance with ERISA Section 404(c).

SECTION .14 - MISCELLANEOUS.

a) Third Parties Dealing with Trustee. To the extent permitted by law, no person shall be obliged to see to the application of any money paid or property delivered to the Trustee, nor shall any such person be required to take cognizance of the provisions of this Trust Agreement. In general, each person dealing with the Trustee may act upon any advice, request, or representation in writing by the Trustee, or the Trustee's duly authorized agent, and shall not be liable to any person in so doing.

b) Certificate of Authority from Third Parties. The Trustee may require delivery to it of a copy of any certificate, notice, or other instrument or information believed by it to be necessary to perform its duties hereunder and may rely and act upon the basis of any such certificate, notice, instrument, or other information furnished to the Trustee which it believes to be reliable and to have been signed, made, or presented by the proper party or parties.

                                            Annuity Contract No. GA
                                                                    ------------

c) No Liability for Actions of Employer and Plan Administrator. To the extent permitted by law, the Trustee shall not be responsible for any act or omission of the Employer, the Plan Administrator, the Investment Manager, or the Named Fiduciary. The Trustee shall be under no duty to inquire into any rule, regulation, instruction, direction, or order purporting to have been issued by the Employer, the Plan Administrator, the Investment Manager, or Named Fiduciary.

d) Other. Notwithstanding anything else in this Trust Agreement, the Trustee has the right, but not the obligation, to seek guidance from a court of competent jurisdiction or Federal regulatory authorities with respect to the handling and disposition of the Trust Fund.

e) Assignment or Alienation. No interest under this trust may be alienated, anticipated, encumbered or assigned, voluntarily or involuntarily and any such attempted assignment, alienation, anticipation, or encumbrance shall be void and of no effect. Nothing in this Trust Agreement, however, shall prevent an assignment or alienation that the Plan Administrator advises the Trustee is necessary to fulfil the requirements of a qualified domestic relations order, as defined in ERISA Section 206(d) and Code
      Section 414(p).

f) No Reversion. Except as may be specifically permitted by the Plan, under no circumstances shall any asset held in the Trust Fund or any Contributions made to the trust ever revert to or be used or enjoyed by, the Employer or used for any other purpose than the funding or provision of benefits to eligible Members or their Beneficiaries or the satisfaction of other lawful obligations of the Plan prior to the satisfaction of all liabilities under the Plan. The Trustee shall be under no obligation to return any asset of the Trust Fund to the Employer, unless the Trustee has received written certification from the Employer that all Plan liabilities have been satisfied and that the Plan has been terminated or written certification that the amount requested by the Employer is the result of a bona fide mistake of fact described in Code Section 401(a)(2) and is in accord with the provisions of the Plan. The Trustee may rely completely on such written certification.

g) Construction. This Trust Agreement shall be interpreted in a manner consistent with the requirements of Code Section 401(a), so that the trust remains tax exempt under Code Section 501. If the terms of this Trust Agreement conflict with relevant terms of ERISA, the Code, or Delaware law, the requirements of those laws shall be deemed to be part of this Trust Agreement and shall supersede any other provision in this Trust Agreement that is to the contrary. This Trust Agreement shall be construed as though jointly drafted by the Trustee and the Employer and according to the fair intent of the language as a whole and not for or against anyone. The term "including" shall be construed providing examples only and as being without limitation.

h) Authority of Individuals. Each individual signing this Trust Agreement represents and warrants that she or he has, individually or in concert with the other persons signing this Trust Agreement on behalf of the same entity, the authority to sign this Trust Agreement and thereby bind that entity to the terms and conditions of this Trust Agreement.

SECTION .15 - EXECUTION.

This Trust Agreement shall be executed in counterparts, each of which shall be deemed an original.

SECTION .16 - WAIVER.

It is understood and agreed that no failure or delay to exercise, nor any single or partial exercise of, any right, power, or privilege given or arising under this Trust Agreement shall operate as a waiver of future rights to exercise any such right, power, or privilege.

                                            Annuity Contract No. GA
                                                                    ------------

SECTION .17 - CHANGE IN PLAN TERMS.

Changes to the Plan or the operation of the Plan shall not serve to increase or decrease the responsibility, duties, or obligations of the Trustee under this Trust Agreement. The Trustee shall be obligated to no more than continued performance under this Agreement as if the changes to the Plan had not occurred.

IN WITNESS WHEREOF, the undersigned have executed this Trust Agreement to be effective as of the date both the Employer and the Trustee have both signed this Trust Agreement.

FOR THE EMPLOYER

Equity One, Inc.

By  /s/ Diane Belz
  ------------------------------------------------------------------------------
                                 (Signature)
Business Title  Senior Vice President
               -----------------------------------------------------------------
Print Name  Diane Belz
           ---------------------------------------------------------------------
--------------------------------------------------------------------------------
Date    16th     day of        August                           ,  2002     .
    -------------      ----------------------------------------- -----------

The undersigned hereby accepts appointment as Trustee hereunder and agrees to be bound by the terms of this Trust Agreement.

ACCEPTANCE OF THE TRUSTEE

DELAWARE CHARTER GUARANTEE & TRUST COMPANY, a Delaware corporation conducting business under the trade name of Trustar(SM) Retirement Services

By  /s/ Arthur J. Bacci
  ------------------------------------------------------------------------------
Business Title  Vice President
              ------------------------------------------------------------------
Date  August 16, 2002
    -----------------------------------------

                                            Annuity Contract No. GA
                                                                    ------------